[logo - American Funds(R)]

The right choice for the long termSM

THE BOND FUND OF AMERICA

A bond fund for changing markets

[cover photo: close-up of paper pile on a desk with a pair of eyeglasses sitting on top of the pile]

Annual report for the year ended December 31, 2002

THE BOND FUND OF AMERICA SM

The Bond Fund of America is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Bond Fund of America seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

Contents

Letter to shareholders                                       1
Value of a long-term perspective                             3
A bond fund for changing markets                             4
Investment portfolio                                        10
Financial statements                                        41
Directors and officers                                      52
The American Funds family                           back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average compound returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2002:

Class A shares                          1 year         5 years        10 years

reflecting 3.75% maximum sales charge    2.12%          4.56%           6.45%

The fund's 30-day yield for Class A shares as of January 31, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 4.90%.

Results for other share classes can be found on page 51. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. High-yield bonds are subject to greater default risk than investment-grade bonds. Investing outside the United States is subject to additional risks, such as currency fluctuations and differing securities regulations, which are detailed in the fund's prospectus.

FELLOW SHAREHOLDERS:

For a third consecutive year, bond market returns in 2002 broadly outpaced stock market returns. Treasuries and other top-quality debt reaped the strongest gains. In contrast, some credit-sensitive sectors of the market did less well, creating a landscape of spotty returns that restrained fund results.

For the twelve months that ended December 31, 2002, The Bond Fund of America provided a monthly stream of dividend income that totaled 83 cents a share, which is equivalent to a 6.7% income return for those who reinvested dividends. At the same time, the fund produced a total return of 6.1%, which reflects a slight decline in the fund's share price due to weaknesses in several sectors of the bond market.

Over the same time period, the unmanaged Lehman Brothers Aggregate Bond Index showed a total return of 10.3%, boosted by the relatively large measure of government debt (about 35%) that comprises this index. In comparison, the 195 A-rated corporate debt funds tracked by Lipper compiled an average return of 8.4%. These same 195 funds provided an average income return of only 4.9%.

Importantly, bond market trends that harmed The Bond Fund of America early in the year began to reverse late in the final quarter. To illustrate: During the last three months of the period, the fund produced a total return of 4.6%, nearly three-quarters of its gain for the year. In those same three months, the Lehman index rose 1.6%, as did the average of the aforementioned Lipper funds.

A closer look at the market provides some insight and cause for encouragement.

A QUESTION OF STRENGTH AND TRUST

At the start of 2002, the economic mood was optimistic, with many investors anticipating a steady recovery from the recession of 2001 and the calamitous effects of September 11. Equity prices were rising as were prices of lower rated corporate bonds, both of which typically thrive when the economy is strengthening.

By spring of 2002, however, that mood had soured. Corporate earnings were weak, and the outlook for earnings remained weak, as well. Moreover, several high-profile accounting scandals and corporate bankruptcies fostered strong reactions of distrust and uncertainty. Amid these gloomy conditions, investors opted for the safest, most secure investments available. Government bonds thrived as did a handful of other high-rated debt instruments. Meanwhile, most of the corporate bond market languished, with high-yield bonds bearing the brunt of rejection.

This cloud of negativity began to dissipate late in the year. Stock markets steadily recovered from their lows. On November 6, the Federal Reserve Board lowered short-term rates half a point to 1.25% in an attempt to bolster the nascent recovery and quell investors' anxiety. As investors reassessed expectations for the coming year, prospects for the economy once again appeared more favorable. Lower rated bonds garnered new interest and rose in value. Thus, 2002 ended much as it began.

BALANCING PERCEPTIONS OF RISK

Before a strong turnaround late in the year, The Bond Fund of America lagged its peers and broader market returns for much of 2002. To a large degree, the fund was penalized for the very diversity it embraces and which has, over the long-term, helped produce attractive returns. Last year, however, quality was king, and that single-mindedness hampered the fund's results.

In 2002, the highest quality bonds produced double-digit returns. U.S. Treasuries rallied, while the yields on these securities fell to levels not seen in more than 40 years. (The yield on a bond moves inversely to its price.) Two-year Treasuries ended the year yielding 1.6% (less than inflation), while 10-year Treasuries dipped as low as 3.6%. Federal agency notes and bonds and their mortgage pass-through securities also delivered strong returns. Altogether, investments in U.S. government securities totaled 22.3% of the fund's holdings at year-end and served as an oasis of strength during a difficult year.

Government bonds from countries outside the United States also posted strong returns for the year. In many instances, the same factors that bolstered U.S. Treasuries -- a quest for quality, declining interest rates, weak economic growth -- supported these bonds. Additionally, returns from non-U.S. government bonds, which account for nearly 7% of portfolio holdings, were boosted further by a weakening of the U.S. dollar against major currencies.

[Begin Sidebar]
RESULTS AT A GLANCE
(assuming distributions reinvested or interest compounded)
                                           AVERAGE ANNUAL COMPOUND RETURNS
                                        (for periods ended December 31, 2002)

                            1 year        5 years       10 years       Lifetime*

The Bond Fund of America     6.1%         5.4%           6.9%           9.5%
Lehman Brothers Aggregate
     Bond Index/1/          10.3%         7.5%           7.5%           9.4%
Lipper Corporate A-Rated
     Bond Funds Average/2/   8.4%         6.1%           6.8%           9.0%

*Since May 28, 1974
/1/ The Lehman Brothers Aggregate Bond Index began on January 1, 1976. From
May 31, 1974, through December 31, 1975, the Lehman Brothers
Government/Corporate Bond Index was used. The indexes serve as proxies for the broad U.S. investment-grade bond market and are unmanaged.
/2/ Source: Lipper. Lipper averages do not include the effects of sales charges. [End Sidebar]

Unlike government bonds, however, most of the corporate bond market got the cold shoulder from investors. Corporate debt encompasses about half of the fund's holdings. Some industries such as telecommunications, electric utilities, airlines and media companies were hurt by weak earnings and difficulties in accessing the capital markets. Entire industries were often punished if the financial health of even one of its players faltered. The disclosure of accounting problems by a handful of companies made matters worse. The fear of contagion became pronounced in the lower rated sectors of the corporate bond market. Nonetheless, a handful of corporate sectors produced reasonably attractive returns for the year and contributed positively to the fund's results; among these were banks, insurance companies and healthcare suppliers. Overall, investment-grade corporate debt fared better than did high-yield. That pattern reversed by year-end, however, as lower rated bonds attracted greater interest.

A STEADFAST FOCUS ON VALUE

The Bond Fund of America is not a sector fund, nor is it an index fund. The investment professionals who manage the fund do not chase after the most recent top sector returns, nor do they seek to mimic the market. The Bond Fund of America is designed to allow shareholders to participate in fixed-income opportunities throughout the bond market. Uncovering attractive sources of income is a vital part of the fund's objective, but so is protecting principal. During the past year, the market's pendulum swung to the extreme, but that momentum helped create a variety of investment opportunities we believe could benefit shareholders over the long term. For more details on how the shifting cycles of the bond market help us achieve our objectives, please see our feature article, "A bond fund for changing markets," beginning on page 4.

We take this opportunity to welcome the many new shareholders who have joined us this past year. Additionally, we thank those shareholders who have increased their participation in the fund. We appreciate your vote of confidence, and we encourage you to learn more about the fund and our investment approach from the information presented on the pages that follow and from our website at americanfunds.com.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

February 14, 2003

[Begin Sidebar]
NOTE ON DIVIDENDS

As many shareholders already know, The Bond Fund of America reduced its Class A monthly dividend to 6.25 cents from 7 cents a share effective December 2002. For all other share classes, the dividend will decline by approximately 0.75 cents a share. This reduction results from the historically low level of interest rates in the U. S. which are the lowest experienced by the fund. Nonetheless, the fund's 30-day SEC yield of 5.3% at December 31, 2002 remains higher than the 30-day SEC yield of 3.7% for corporate A-rated bond funds tracked by Lipper. [End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime, The Bond Fund of America has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for virtually all of the fund's overall results. The table beneath the chart breaks down The Bond Fund of America's year-by-year total returns into their income and capital components.

[Begin Mountain Chart]

                                                     Lehman Brothers    Consumer Price
Year ended                    BFA with dividends           Aggregate          Index/4/
December 31,2001               reinvested/1/,/2/       Bond Index/3/       (inflation)
original investment                      $10,000             $10,000           $10,000
1974*                                      9,988              10,318            10,679
1975                                      11,254              11,587            11,420
1976                                      13,294              13,395            11,975
1977                                      13,977              13,802            12,778
1978                                      14,261              13,994            13,930
1979                                      14,710              14,264            15,782
1980                                      15,230              14,650            17,757
1981                                      16,242              15,565            19,342
1982                                      21,586              20,643            20,082
1983                                      23,628              22,368            20,844
1984                                      26,450              25,756            21,667
1985                                      33,488              31,449            22,490
1986                                      38,568              36,251            22,737
1987                                      39,324              37,248            23,745
1988                                      43,533              40,186            24,794
1989                                      47,942              46,026            25,946
1990                                      49,509              50,149            27,531
1991                                      59,927              58,174            28,374
1992                                      66,722              62,480            29,197
1993                                      76,155              68,571            30,000
1994                                      72,335              66,571            30,802
1995                                      85,536              78,870            31,584
1996                                      91,273              81,733            32,634
1997                                      99,708              89,624            33,189
1998                                     104,863              97,410            33,724
1999                                     107,265              96,609            34,630
2000                                     113,906             107,840            35,802
2001                                     122,051             116,947            36,358
2002                                     129,514             128,940            37,222

[End Mountain Chart]

Year ended          1974*       1975       1976       1977      1978       1979       1980      1981      1982        1983
December 31
TOTAL VALUE

Dividends           $418        907        1,020      1,126     1,211      1,401      1,725     2,118     2,435       2,526
Reinvested

Value at            $9,988      11,254     13,294     13,977    14,261     14,710     15,230    16,242    21,586      23,628
Year-End/1/

BFA's Total         (0.1)%      12.7       18.1       5.1       2.0        3.1        3.5       6.6       32.9        9.5
Return



Year ended          1984        1985       1986       1987      1988       1989       1990      1991      1992        1993
December 31
TOTAL VALUE

Dividends           2,869       3,227      3,604      3,787     3,954      4,472      4,698     4,908     5,274       5,326
Reinvested

Value at            26,450      33,488     38,568     39,324    43,533     47,942     49,509    59,927    66,722      76,155
Year-End/1/

BFA's Total         11.9        26.6       15.2       2.0       10.7       10.1       3.3       21.0      11.3        14.1
Return





Year ended          1994        1995       1996       1997      1998       1999       2000      2001       2002
December 31
TOTAL VALUE

Dividends           5,733       6,180      6,473      6,703     7,008      7,398      8,190     8,228      8,189
Reinvested

Value at            72,335      85,536     91,273     99,708    104,863    107,265    113,906   122,051    129,514
Year-End/1/

BFA's Total         (5.0)       18.2       6.7        9.2       5.2        2.3        6.2        7.2       6.1
Return

Average annual compound return for 28-1/2 years: 9.37%/1/,/2/

*For the period May 28 through December 31, 1974.

/1/ Results reflect payment of maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments.

/2/ Includes reinvested dividends of $121,136 and reinvested captital gain distributions of $4,573.

/3/ From May 31, 1974, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. Since January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used. These indexes are unmanaged.

/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.


A BOND FUND FOR CHANGING MARKETS

[photographs: close-up of paper pile; charts magnified through lens of eyeglasses]

"When The Bond Fund of America was launched in 1974, the bond market was in its infancy," notes Abner Goldstine, president of The Bond Fund of America and a portfolio counselor. "The fixed-income universe consisted mainly of Treasuries, government agencies and high-quality corporate debt. Since then, the market has become a good deal more challenging as the creative minds of financial engineers and investment bankers have greatly increased the investment varieties available."

Unlike funds that concentrate on a narrow band of the bond market, The Bond Fund of America's investment panorama has always been extremely broad, encompassing virtually every area of the fixed-income universe. John Smet, another of the fund's portfolio counselors, explains, "The fund's flexibility gives us the freedom to investigate any opportunity that seems promising. At the same time, it is also an effective risk control device." By diversifying the fund's holdings across the various sectors of the bond market, the portfolio counselors are able to access promising investments without significantly increasing volatility or exposing shareholders to excessive sector risks.

Given that the fund was penalized much of last year for its unusual breadth -- only to benefit when the market reversed at year-end -- we think this is a good time to help you gain a greater understanding of the fund's approach and the long-term potential we believe diversity provides. On the following pages, we introduce key sectors of the bond market that are represented in the fund, along with tables depicting credit rating categories, as well as the fund's holdings within the those categories.

Our emphasis on diversification extends to the types of bonds held in the portfolio and the sheer number of securities -- more than 1,300 as of December 2002. That breadth is the result of an intensive global research effort that allows shareholders to participate in upswings throughout the bond market while avoiding many of the pitfalls that can occur from chasing after the highest current yields. Together, our diversification and research efforts have built a portfolio that is intended to weather the shifting currents of the fixed-income world.

This strategy is enhanced by the multiple portfolio counselor system, the management approach used by all of the American Funds. Each of the fund's portfolio counselors manages a portion of assets independently in accordance with the fund's objectives. Importantly, each counselor possesses an area of expertise in one or more bond sectors, which helps to identify opportunities in specialized market sectors. This approach not only acknowledges the ever-changing nature of the bond market, but allows us to capitalize on those changes through the wealth of experience and variety of expertise that the fund's portfolio counselors and research analysts bring to the table. We urge you to read about each of your fund's counselors on page 9.

MANY PARTS TO THE WHOLE

The breadth of the bond market is well reflected in the fund's current investment portfolio, which begins on page 10. Although no two bond holdings are identical, many possess similar characteristics. Accordingly, the portfolio groups the holdings by type, as noted in the pie chart that heads the portfolio listing.

In the marketplace, bonds are further differentiated by the amount of credit risk ascribed to each. Each Treasury note or bond is fundamentally a loan to the government; because the government prints the currency that denominates the loan, there is virtually no risk that the loan will not be repaid on a timely basis. From a credit perspective, Treasuries are indeed risk free, but like any other bond, they are subject to market risks.

Changes in the basic forces of supply and demand also influence the value of a bond, as does the market's expectations for interest rates. Bonds with long maturities are especially sensitive to interest rate fluctuations, but investors are usually paid more to assume longer risks. Overall, these concerns -- credit quality, interest rate risks and changes in supply and demand -- have a tremendous impact on the value of a bond, but the effect is not the same in every sector of the market.

"Changing relationships among parts of the bond market can create pockets of opportunity for investors with the resources and skills to find them," Abner explains. In the U.S. bond market, Treasuries, by virtue of their incomparable credit quality, serve as the benchmark or reference for most other debt categories. The difference between the current yield on a Treasury and the yield on another bond is frequently referred to as the "credit spread" or yield premium. The constant changes in the spreads between Treasuries and other bonds serves as a barometer of market sentiment. Spreads reached historically wide levels this past year when investors were most negative on credits with potential problems; spreads typically narrow as market sentiment becomes more positive.

[photographs: close-up Treasury bonds; close-up of a pair of eyeglasses with the reflection of charts in one lens]

[Begin Sidebar]

Types of bonds held in the portfolio
Holdings by security type as of December 31, 2002                                       % of net assets

Corporate bonds                                                                         48.4%
Bonds issued by corporate entities run the full gamut of
     credit quality and represent nearly every financial structure. These bonds may be secured by real assets or simply the direct obligations of the issuing corporation.

U.S. Treasury notes & bonds                                                             11.2%
These are direct obligations of the U.S. government and the highest quality debt available.

Federal agency mortgage pass-through securities                                          9.2%
These are pools of residential mortgages backed by one
     of three government agencies: Ginnie Mae, Freddie
     Mac or Fannie Mae. Credit quality is extremely high for
     these bonds, but so is the risk of early prepayment.

Asset-backed securities                                                                  6.8%
Underlying pools of loans such as credit card receivables,
     equipment leases or car loans typically secure these bonds. Although many of these securities earn high ratings, credit quality depends on the value of the underlying loans.

Governments & governmental bodies (Non-U.S.)                                             6.7%
Debt issued by nations outside the U.S, entities affiliated with these governments or coalitions of various governments. Credit quality will vary depending on the economic, fiscal and political strengths of the issuing government. These bonds may also carry currency risks.

Commercial & other mortgage-backed securities                                            5.7%
Pools of mortgages (residential or commercial) that
     are not backed by the government. They may also be hybrid securities formed by packaging other mortgage-backed bonds into a single security. The credit quality of these often complex bonds usually relies on the value of the underlying properties.

Federal agency notes & bonds                                                             1.9%
High-quality bonds that have the implied or explicit
     (depending on the agency) backing of the U.S. government.
[End Sidebar]


OPPORTUNITIES ARISE FROM CHANGES

Many investors rely on the credit ratings of Moody's Investors Service or Standard & Poor's, the two largest rating agencies, to assess the credit quality, or risk, inherent in a bond. The ratings of these agencies (depicted in the chart at right) are extremely useful tools that help to define and correlate the different sectors of the bond market. However, they are not the final word. The market itself places a value on securities every day, and that value, signified by a bond's yield premium, may vary considerably even within a rating category. John Smet explains, "Business conditions in a particular industry or fluctuations in global economic developments are among the many factors that can make one part of the bond market more -- or less -- enticing than another."

During the past year, investors' aversion to risk heightened the discrepancies in the bond market. Treasuries and government-related debt soared in value, while much of the corporate bond market languished. "The spread relationships in the corporate bond market reached levels not seen since the early 1990s," notes Abner. Many companies, even with solid records, were penalized because of the level of debt they were carrying. It's common for investors to reach for safety when times are bad, but in good times they reach for more yield. Last year was a dramatic example of that.

As described in the letter, the fourth quarter was also a striking example of how rapidly those sentiments can shift. In fact, during the early stages of an economic or stock market recovery, the higher risk, higher yield portion of the fund's corporate bond holdings often produces solid gains.

For The Bond Fund of America, the goal always has been to have the diversity to access potential gains wherever they occur in the bond market. This strategy has helped the fund produce relatively high current income for its shareholders over the long term. Even in the difficult environment of the past 12 months, the fund provided an income return nearly 40% higher than the average of its peer group, according to Lipper.

[Begin Sidebar]
CREDIT RATING CATEGORIES FOR BONDS

     MOODY'S             STANDARD &
                           Poor's

Investment grade

     Aaa                   AAA
     Aa1                   AA+
     Aa2                   AA
     Aa3                   AA-
     A1                    A+
     A2                    A
     A3                    A
     Baa1                  BBB+
     Baa2                  BBB
     Baa3                  BBB-

HIGH YIELD

     Ba1                   BB+
     Ba2                   BB
     Ba3                   BB-
     B1                    B+
     B2                    B
     B3                    B-
     Caa1                  CCC+
     Caa2                  CCC
     Caa3                  CCC-
     Ca                    CC
     C                     C
                           D
[End Sidebar]

[Begin Sidebar]
FUND HOLDINGS BY CREDIT RATINGS
HOLDINGS BY QUALITY RATING AS OF
DECEMBER 31, 2002

                                        PERCENT OF
                                        NET ASSETS

U.S. Treasury and agency                  22.3%
Cash & equivalents                         9.7
Aaa/AAA                                   12.6
Aa/AA                                      5.0
A/A                                       20.7
Baa/BBB                                   14.7
Ba/BB                                      5.0
B/B                                        6.5
Caa/CCC                                    2.8
Ca/CC                                      0.2
C/C                                        0.2
Other                                      0.3
[End Sidebar]


RESEARCH AND EXPERIENCE DISCERNING VALUE

Of course, the bond market, like the world it reflects, is seldom black or white, seldom either/or. Within the bond market itself, there are numerous cyclical patterns that can create opportunities for investors: changes in relationships among sectors, changes in the business cycle of an industry, even changes in management. Nonetheless, Abner cautions that "each market and each cycle has its own character. No two market or economic cycles are exactly the same. While there are similarities between periods, and while historical comparisons are useful, each time is different in varying degrees." Our focus on fundamental research helps us to identify bonds that we believe will contribute to the fund's value over the long term, throughout the varied cycles of the bond market.

Maintaining a long-term perspective is important. During the negative environment of the past year, as the bonds of many companies -- especially those with sizeable debt burdens -- were badly deflated in value, strong fundamental research helped us to identify companies that have strengths that may not be reflected in the credit ratings and may not be apparent to the market. "We take a long-term approach to locating and holding onto the best values," says David Barclay, a portfolio counselor for the fund. "The key is to find companies that can weather difficult environments and make it through various business and market cycles."

For more than a quarter century, The Bond Fund of America has provided shareholders with an attractive level of current income through a variety of markets. The fund's mandate offers access to numerous opportunities, while the professional experience of the fund's managers helps to evaluate the risks and rewards. This approach not only acknowledges the ever-changing nature of the bond market, but also allows us to capitalize on those changes.


[photographs: close-up of a pair of eyeglasses perched on a line graph;
 close-up of paper currency]

A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The six portfolio counselors who manage The Bond Fund of America each bring a particular market expertise to their jobs, shaped by years of investment experience. Here's a bit of background on each one:

DAVID C. BARCLAY has some 22 years of investment experience, nearly 15 of which have served the American Funds family. David specializes in high-yield securities and emerging market debt.

MARK H. DALZELL has been a portfolio counselor with this fund for 9 years and brings with him 25 years of professional experience, 17 of these managing international fixed-income investments.

ABNER D. GOLDSTINE, president of the fund, has been with this fund since its inception. His 51 years of professional experience provide extensive knowledge of nearly every bond sector.

MARK R. MACDONALD brings 17 years of investment experience plus a strong background in corporate bond analysis, particularly for the insurance, aerospace and defense industries.

JOHN H. SMET draws upon 21 years of investment experience, 13 devoted to this fund. John specializes in high-quality sectors of the bond market, such as government and mortgage-backed securities.

SUSAN M. TOLSON has 15 years of professional experience. Her forte is the high-yield market. She brings an extensive knowledge of the media and broadcasting industries.


Investment portfolio, December 31, 2002

[begin pie chart]
Corporate bonds                                                          48.4%
U.S. Treasury notes & bonds                                              11.2
Federal agency mortgage pass-through securities                           9.2
Asset-backed securities                                                   6.8
Governments & governmental bodies (excluding U.S.)                        6.7
Commercial mortgage-backed securities                                     5.7
Federal agency notes & bonds                                              1.9
Other mortgage-backed securities                                          1.2
Taxable municipal obligations                                             0.2
Equity-related securities                                                 0.2
Cash & equivalents                                                        9.7
[end pie chart]





Bond Fund of America
Investment portfolio, December 31, 2002



                                                                                                Principal amount           Market
                                                                                                            (000)           value
Bonds, notes & preferred stocks                                                                        or shares             (000)

BANKS & THRIFTS -  6.48%
HSBC Capital Funding LP: (1)
 8.03% noncumulative preferred (undated)                                                   Euro           20,000     $     24,570
 Series 1, 9.547% noncumulative step-up perpetual preferred (undated) (2)                           $     26,000           32,031
 Series 2, 10.176% noncumulative step-up perpetual preferred (undated) (2)                                32,000           45,055
Midland Bank 1.688% Eurodollar Note (undated) (1)                                                         15,000           11,780
HSBC Holdings PLC 5.25% 2012                                                                              10,000           10,270
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1) (2)                                             79,250           87,264
Societe Generale 7.85% (undated) (1) (2)                                                                  17,705           19,493
Washington Mutual, Inc.:
 7.50% 2006                                                                                               12,000           13,504
 5.625% 2007                                                                                              21,000           22,493
 4.375% 2008                                                                                              11,500           11,731
Washington Mutual Bank, FA:
 6.875% 2011                                                                                              10,000           11,231
 5.50% 2013                                                                                                3,955            4,040
Washington Mutual Finance 8.25% 2005                                                                      12,000           13,521
Royal Bank of Scotland Group PLC:
 8.375% 2007                                                                               Pound           4,900            8,937
 5.00% 2014                                                                                         $      9,750            9,838
 7.648% (undated) (1)                                                                                     24,000           27,884
National Westminster Bank PLC: (1)
 6.625% (undated)                                                                          Euro            4,700            5,368
 7.75% (undated)                                                                                    $     17,000           19,386
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated) (1) (2)                        57,575           51,158
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (undated) (1) (2)                  18,930           16,031
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated) (1) (2)                          16,500           18,792
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (undated) (2)                              15,000           18,358
Banque Nationale de Paris 2.035% (undated) (1)                                                            12,500           12,438
Abbey National PLC: (1)
 6.70% (undated)                                                                                          15,000           16,052
 7.35% (undated)                                                                                          28,000           30,761
Bank of Scotland 7.00% (undated) (1) (2)                                                                  30,000           32,967
HBOS Capital Funding LP, Series A, 6.461% non-cumulative preferred (undated) (1)           Pound           3,000            5,110
Halifax Building Society 8.75% 2006                                                                        2,500            4,533
NB Capital Corp. 8.35% exchangeable preferred depositary shares (3)                             1,200,000 shares           32,100
National Bank of Canada 2.00% (undated) (1)                                                         $      5,000            3,319
Development Bank of Singapore Ltd.: (2)
 7.875% 2009                                                                                              10,000           11,806
 7.125% 2011                                                                                               6,100            6,887
DBS Capital Funding Corp., Series A,  7.657% noncumulative guaranteed
preference shares (undated) (1) (2)                                                                       11,250           12,507
Standard Chartered Bank:
 8.00% 2031 (2)                                                                                            5,000            5,774
 1.58% (undated) (1)                                                                                       5,000            2,924
 2.063% Eurodollar note (undated) (1)                                                                     15,000            8,706
Standard Chartered Capital Trust I 8.16% (undated) (1)                                     Pound          10,000           11,622
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative
 preferred (undated) (1) (2)                                                                        $     31,500           27,675
Barclays Bank PLC: (1) (2)
 6.86% callable perpetual core tier one notes (undated)                                                   20,290           20,867
 7.375% (undated)                                                                                          5,375            6,183
AB Spintab:
 6.00% 2009                                                                                SKr            73,000            8,973
 7.50% (undated) (1) (2)                                                                            $     11,000           12,143
Canadian Imperial Bank of Commerce 2.00% Eurodollar note 2085 (1)                                         25,000           19,750
Wells Fargo & Co. 5.00% 2014                                                                              13,000           13,160
Wells Fargo Financial, Inc. 6.125% 2012                                                                    5,000            5,530
Credit Suisse First Boston (USA), Inc. 6.50% 2012                                                         15,000           16,059
Bank of America Corp.:
 3.875% 2008                                                                                               2,000            2,031
 4.875% 2012                                                                                               2,000            2,025
 5.125% 2014                                                                                               7,500            7,645
BankAmerica Corp.:
 7.125% 2005                                                                                               1,500            1,661
 7.125% 2011                                                                                               1,750            2,044
Skandinaviska Enskilda Banken AB 7.50% (undated) (1)                                                      12,500           13,810
Imperial Capital Trust I, Imperial Bancorp, Series B, 9.98% 2026                                          10,200           12,849
Allied Irish Banks, PLC 7.50% perpetual reserve capital instruments (undated) (1)          Euro            5,530            6,468
Allied Irish Banks Ltd. 2.313% (undated) (1)                                                        $      7,000            5,718
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable preferred                     187,900 shares           10,757
Chase Manhattan Corp. 6.50% 2005                                                                    $      4,000            4,313
J.P. Morgan Chase & Co. 5.35% 2007                                                                         3,285            3,478
J.P. Morgan & Co. Inc., Series A, 6.00% 2009                                                               2,500            2,630
Allfirst Preferred Capital Trust 3.275% 2029 (1)                                                          10,000            9,465
Unicredito Italiano SpA, Series B,  8.048% (undated) (1)                                   Euro            7,000            8,522
BANK ONE, Texas, NA 6.25% 2008                                                                      $      7,250            8,130
Bank of Nova Scotia 2.00% Eurodollar note (undated) (1)                                                   10,000            7,351
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (1) (2)                                   6,500            7,138
Lloyds Bank, Series 2, 1.625% (undated) (1)                                                                8,000            6,455
Bergen Bank 1.938% (undated) (1)                                                                           5,000            3,837
Christiana Bank Og Kreditkasse 1.625% (undated) (1)                                                        4,000            3,139
                                                                                                                          940,047

DIVERSIFIED TELECOMMUNICATION SERVICES  -  6.30%
Sprint Capital Corp.:
 5.875% 2004                                                                                               4,700            4,655
 7.90% 2005                                                                                               44,545           45,018
 7.125% 2006                                                                                              18,065           17,899
 6.00% 2007                                                                                               23,172           21,921
 6.125% 2008                                                                                               1,925            1,754
 7.625% 2011                                                                                              71,810           68,340
 8.375% 2012                                                                                              58,518           58,336
 6.90% 2019                                                                                               23,800           19,569
 8.75% 2032                                                                                                2,200            2,096
Bell Atlantic Financial Services, Inc. 4.25% convertible debentures 2005 (2)                              50,500           53,151
Verizon Global Funding Corp.:
 7.25% 2010                                                                                               29,250           33,305
 7.375% 2012                                                                                              16,835           19,411
Verizon Florida Inc., Series F, 6.125% 2013                                                               10,000           10,743
Verizon New York Inc., Series A, 6.875% 2012                                                               5,250            5,910
AT&T Corp.:
 7.80% 2011 (1)                                                                                           68,000           74,469
 6.50% 2013                                                                                               18,000           18,096
British Telecommunications PLC: (1)
 8.375% 2010                                                                                              41,500           49,844
 7.125% 2011                                                                               Euro            1,500            1,766
 8.875% 2030                                                                                        $     27,590           35,301
Voicestream Wireless Corp.:
 10.375% 2009                                                                                             48,730           51,410
 0%/11.875% 2009 (4)                                                                                      11,035            9,711
Deutsche Telekom International Finance BV:
 8.50% 2010 (1)                                                                                            7,250            8,364
 8.125% 2012                                                                               Euro            3,910            4,591
 9.25% 2032                                                                                         $      6,000            7,638
Qwest Services Corp.: (2)
 13.00% 2007                                                                                              26,454           27,248
 13.50% 2010                                                                                              31,203           32,451
 14.00% 2014                                                                                               7,784            8,329
Qwest Corp.:
 7.625% 2003                                                                                               1,000              985
 8.875% 2012 (2)                                                                                           3,750            3,656
France Telecom: (1)
 8.70% 2006                                                                                                6,050            6,629
 9.25% 2011                                                                                               41,000           47,491
Orange PLC 8.75% 2006                                                                                      8,000            8,711
Comcast UK Cable Partners Ltd. 11.20% 2007                                                                25,790           17,279
Communications Cable Funding Corp. 12.00% debtor-in-possession credit
facility loan 2003 (1) (5)                                                                                15,500           15,500
NTL Inc. 12.75% 2005 (6)                                                                                  11,000            1,045
Koninklijke KPN NV:
 4.75% 2008                                                                                Euro            1,000            1,041
 8.00% 2010                                                                                         $     21,625           25,369
 8.375% 2030                                                                                               1,570            1,944
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                            Euro           22,000           23,962
TELUS Corp.:
 7.50% 2007                                                                                         $     15,250           14,869
 8.00% 2011                                                                                                5,250            5,066
PCCW-HKT Capital Ltd. 7.75% 2011 (2)                                                                      14,140           15,220
Telewest Communications PLC: (6)
 11.25% 2008                                                                                               6,550            1,212
 9.875% 2010                                                                                              32,175            5,952
 0%/11.375% 2010 (4)                                                                                      12,500            1,562
TeleWest PLC: (6)
 9.625% 2006                                                                                               5,100              943
 11.00% 2007                                                                                              12,700            2,349
Singapore Telecommunications Ltd. 7.375% 2031 (2)                                                         10,000           10,980
CenturyTel, Inc., Series H, 8.375% 2010                                                                    7,000            8,365
Horizon PCS, Inc. 13.75% 2011                                                                             10,500            2,047
NEXTLINK Communications, Inc.: (6)
 12.50% 2006                                                                                               3,000               15
 0%/12.125% 2009 (4)                                                                                       3,975               20
XO Communications, Inc. 14.00% preferred 2009 (3)  (7)                                                 24 shares                -
GT Group Telecom Inc., units, 0%/13.25% 2010 (4) (5) (6) (8)                                        $      2,753               14
                                                                                                                          913,552

WIRELESS TELECOMMUNICATION SERVICES  -  5.62%
AT&T Wireless Services, Inc.:
 7.35% 2006                                                                                               21,500           22,164
 7.50% 2007                                                                                                8,130            8,383
 7.875% 2011                                                                                              34,775           35,011
 8.125% 2012                                                                                              72,740           73,246
 8.75% 2031                                                                                                7,025            6,906
TeleCorp PCS, Inc. 0%/11.625% 2009 (4)                                                                    16,352           15,494
Tritel PCS, Inc.:
 0%/12.75% 2009 (4)                                                                                        3,175            2,969
 10.375% 2011                                                                                              8,144            8,755
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                          120,815          126,348
Nextel Communications, Inc.:
 9.75% 2007                                                                                               22,100           20,553
 10.65% 2007                                                                                                 500              480
 0%/9.95% 2008 (4)                                                                                        60,225           55,407
 Series D, 13.00% exchangeable preferred 2009 (3) (7)                                              22,181 shares           21,072
 Series E, 11.125% exchangeable preferred, redeemable 2010 (3) (7)                                        20,676           18,195
Vodafone Group PLC 7.75% 2010                                                                       $     63,625           75,165
Nextel Partners, Inc.:
 12.50% 2009                                                                                               6,400            5,792
 0%/14.00% 2009 (4)                                                                                       42,359           31,981
 11.00% 2010                                                                                              33,866           28,955
American Tower Corp.:
 9.375% 2009 (9)                                                                                          64,425           50,574
 5.00% convertible debentures 2010                                                                        21,000           13,703
Crown Castle International Corp.:
 10.625% 2007                                                                                             11,225           10,159
 12.75% senior exchangeable preferred 2010 (3) (7)                                                 39,070 shares           26,958
 0%/10.375% 2011 (4)                                                                                $      2,035            1,333
 10.75% 2011                                                                                              15,000           13,200
 0%/11.25% 2011 (4)                                                                                        4,000            2,620
Dobson Communications Corp.:
 12.25% senior exchangeable preferred, redeemable 2008 (3) (7)                                     30,218 shares           13,598
 12.25% senior exchangeable preferred 2008 (3) (7)                                                        13,489            6,070
 13.00% senior exchangeable preferred 2009 (3) (7)                                                        11,275            5,525
 10.875% 2010                                                                                       $      8,250            7,012
American Cellular Corp. 9.50% 2009                                                                        37,800            7,371
Dobson/Sygnet Communications Co. 12.25% 2008                                                               6,000            4,620
SpectraSite Holdings, Inc., Series B: (6)
 0%/12.00% 2008 (4)                                                                                       13,250            4,306
 0%/11.25% 2009 (4)                                                                                       16,750            5,109
 10.75% 2010                                                                                               9,250            3,469
 12.50% 2010                                                                                              26,250            9,844
 0%/12.875% 2010 (4)                                                                                      22,100            5,856
Triton PCS, Inc.:
 0%/11.00% 2008 (4)                                                                                       10,025            8,396
 9.375% 2011                                                                                               4,000            3,340
Centennial Cellular Corp. 10.75% 2008                                                                     20,300           11,063
CFW Communications Co. 13.00% 2010 (6)                                                                    30,125            9,037
Cricket Communications, Inc.: (1) (6)
 6.188% 2007                                                                                              16,535            2,811
 6.375% 2007                                                                                              16,225            2,758
 6.625% 2007                                                                                               6,850            1,164
Cingular Wireless LLC 6.50% 2011                                                                           6,000            6,483
Alamosa (Delaware), Inc.:
 12.50% 2011                                                                                               7,900            2,409
 13.625% 2011                                                                                              8,700            2,914
Cellco Finance NV 12.75% 2005                                                                              3,500            3,587
Rogers Cantel Inc. 9.75% 2016                                                                              3,750            3,403
AirGate PCS, Inc. 0%/13.50% 2009 (4)                                                                      22,750            2,616
iPCS, Inc. 0%/14.00% 2010 (4)                                                                             15,950              718
Telesystem International Wireless Inc.: (3)
 14.00% 2003                                                                                               2,222            1,900
 14.00% 2003 (2)                                                                                             156              133
mmO2 6.375% 2007                                                                           Euro            1,500            1,576
Teletrac, Inc. 9.00% 2004 (2) (3) (5)                                                                 $      968              774
Microcell Telecommunications Inc., Series B, 14.00% 2006 (6)                                              17,615              617
PTC International Finance BV 10.75% 2007                                                                     500              521
PageMart Wireless, Inc.:  (5) (6)
 15.00% 2005                                                                                              14,750                1
 0%/11.25% 2008  (4)                                                                                      40,500                4
                                                                                                                          814,428

MEDIA  -  3.89%
Liberty Media Corp.:
 7.75% 2009                                                                                                8,250            8,929
 7.875% 2009                                                                                              38,880           42,231
 8.25% 2030                                                                                               38,250           40,363
Tele-Communications, Inc.:
 9.80% 2012                                                                                               17,500           21,068
 7.875% 2013                                                                                              10,750           11,819
TCI Communications, Inc. 8.00% 2005                                                                       10,000           10,393
Lenfest Communications, Inc. 7.625% 2008                                                                   6,750            7,002
Comcast Cable Communications, Inc. 6.875% 2009                                                             3,000            3,197
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                               14,050           14,956
 6.625% 2008                                                                                               5,375            5,877
 7.65% 2010                                                                                               10,000           11,349
Chancellor Media Corp. of Los Angeles:
 Series B, 8.75% 2007                                                                                      3,625            3,802
 8.00% 2008                                                                                               10,000           10,962
Viacom Inc.:
 6.40% 2006                                                                                                5,000            5,524
 5.625% 2007                                                                                               6,600            7,211
 7.70% 2010                                                                                               13,000           15,467
 6.625% 2011                                                                                               8,000            9,057
Emmis Communications Corp. 0%/12.50% 2011 (4)                                                             45,897           37,062
Young Broadcasting Inc.:
 Series B, 9.00% 2006                                                                                      1,528            1,515
 Series B, 8.75% 2007                                                                                     14,102           13,820
 10.00% 2011                                                                                              17,317           17,360
Univision Communications Inc. 7.85% 2011                                                                  25,575           29,052
Adelphia Communications Corp.: (6)
 10.50% 2004                                                                                               2,000              760
 10.25% 2006                                                                                              12,725            4,772
 8.375% 2008                                                                                               5,000            1,875
 Series B, 13.00% preferred 2009 (3) (7)                                                          112,950 shares               56
 10.875% 2010                                                                                       $      1,250              487
 10.25% 2011                                                                                              23,200            9,280
Century Communications Corp.: (6)
 0% 2003                                                                                                   9,000            2,115
 8.75% 2007                                                                                                2,200              561
FrontierVision 11.00% 2006 (6)                                                                               700              532
AOL Time Warner Inc. 6.875% 2012                                                                          19,250           20,372
Charter Communications Holdings, LLC:
 10.75% 2009                                                                                               3,000            1,335
 0%/11.75% 2010 (4)                                                                                        8,100            2,349
 0%/9.92% 2011 (4)                                                                                        11,400            3,876
 0%/11.75% 2011 (4)                                                                                       34,225            8,385
 0%/13.50% 2011 (4)                                                                                        9,100            2,229
Avalon Cable Holdings LLC 0%/11.875% 2008 (4) (10)                                                         2,000            1,250
Charter Communications Holdings, LLC and Charter Communications Holdings
Capital Corp. 0%/12.125% 2012 (4)                                                                          1,700              382
Antenna TV SA:
 9.00% 2007                                                                                                9,750            6,922
 9.75% 2008                                                                                Euro           16,000           11,922
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                                              $     16,360           17,178
Carmike Cinemas, Inc., Series B, 10.375% 2009                                                             18,425           16,790
News America Holdings Inc.:
 6.625% 2008                                                                                              12,900           13,841
 8.625% 2014                                                                               A$              5,150            2,881
Cinemark USA, Inc.:
 Series B, 9.625% 2008                                                                              $     12,100           12,160
 Series D, 9.625% 2008                                                                                       875              868
Cox Radio, Inc.:
 6.375% 2005                                                                                               8,000            8,200
 6.625% 2006                                                                                               1,965            2,029
Hollinger Participation Trust 12.125% 2010 (1) (2) (3)                                                    10,787           10,193
Gannett Co., Inc. 4.95% 2005                                                                               8,000            8,471
AMC Entertainment Inc. 9.50% 2009                                                                          8,250            8,209
Regal Cinemas Corp., Series B, 9.375% 2012                                                                 7,250            7,757
CSC Holdings, Inc.:
 8.125% 2009                                                                                               4,250            4,107
 Series B, 8.125% 2009                                                                                     3,000            2,899
Hearst-Argyle Television, Inc. 7.00% 2018                                                                  6,050            6,430
Sun Media Corp. 9.50% 2007                                                                                 6,139            6,323
British Sky Broadcasting Group PLC 8.20% 2009                                                              5,500            5,949
Sinclair Capital 11.625% preferred 2009                                                            52,800 shares            5,566
Gray Communications Systems, Inc. 9.25% 2011                                                        $      4,000            4,325
Radio One, Inc., Series B, 8.875% 2011                                                                     4,000            4,300
Big City Radio, Inc. 11.25% 2005  (5) (6)                                                                  5,425            4,271
RBS Participacoes SA 11.00% 2007 (2)                                                                       7,250            3,262
Globo Comunicacoes e Participacoes Ltda., Series B:
 10.50% 2006 (2)                                                                                           1,990              552
 10.50% 2006                                                                                                 690              191
                                                                                                                          564,228

INSURANCE  -  2.53%
Prudential Holdings, LLC, Series C, 8.695% 2023 (2) (10)                                                  78,500           91,115
Prudential Insurance Company of America 6.375% 2006 (2)                                                    4,000            4,291
ReliaStar Financial Corp.:
 8.625% 2005                                                                                               5,000            5,609
 8.00% 2006                                                                                               23,250           26,593
ING Capital Funding Trust III 8.439% noncumulative preferred (undated) (1)                                19,750           23,007
Ing Verzekeringen NV 6.25% 2021 (1)                                                        Euro            2,720            2,905
Allstate Financial Global Funding LLC 5.25% 2007 (2)                                                $     26,500           28,183
Allstate Corp. 6.75% 2018                                                                                 22,500           24,648
Allstate Financing II 7.83% 2045                                                                           2,700            2,993
Monumental Global Funding Trust II: (2)
 Series 2001-A, 6.05% 2006                                                                                19,525           20,961
 Series 2002-A, 5.20% 2007                                                                                17,500           18,351
Transamerica Corp. 9.375% 2008                                                                             7,500            9,274
Monumental Global Funding 5.75% 2007                                                       Pound           2,580            4,103
AEGON NV 6.125% 2031                                                                                       1,600            2,632
AIG SunAmerica Global Financing VII 5.85% 2008 (2)                                                  $     30,250           33,587
Hartford Financial Services Group, Inc. 4.70% 2007                                                        14,250           14,349
Equitable Life Assurance Society of the United States 6.95% 2005 (2)                                      11,500           12,516
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (2)                                        9,125            9,671
Lincoln National Corp.:
 6.20% 2011                                                                                                1,270            1,357
 7.00% 2018                                                                                                6,275            6,677
XL Capital Finance PLC  6.50% 2012                                                                         6,980            7,571
AFLAC Inc. 6.50% 2009                                                                                      5,875            6,465
CNA Financial Corp.:
 6.60% 2008                                                                                                  750              730
 7.25% 2023                                                                                                6,500            5,459
Nationwide Life Insurance Co. 5.35% 2007 (2)                                                               4,250            4,458
                                                                                                                          367,505

CONSUMER FINANCE  -  2.25%
Household Finance Corp.:
 5.75% 2007                                                                                               13,000           13,618
 7.875% 2007 (9)                                                                                          32,000           35,777
 6.40% 2008                                                                                               27,000           28,824
 6.375% 2011                                                                                              48,900           51,211
 6.75% 2011                                                                                               31,500           33,639
 6.375% 2012                                                                                               4,250            4,536
 7.00% 2012                                                                                               25,000           27,430
 7.35% 2032                                                                                                4,750            5,136
Capital One Financial Corp.:
 7.25% 2006                                                                                               18,333           17,609
 8.75% 2007                                                                                               18,410           18,015
 7.125% 2008                                                                                               4,250            3,940
Capital One Bank:
 8.25% 2005                                                                                                6,500            6,576
 6.875% 2006                                                                                              11,000           10,649
Capital One Capital I 3.257% 2027  (1) (2)                                                                10,000            5,512
MBNA Corp.:
 MBNA Capital A, Series A, 8.278% 2026                                                                     7,500            7,035
 Series B, 2.507% 2027 (1)                                                                                32,800           22,219
MBNA America Bank:
 North America 5.375% 2008                                                                                10,000           10,271
 National Association 7.125% 2012                                                                          7,500            7,863
Providian Financial Corp. 9.525% 2027 (2)                                                                 16,750            9,733
Advanta Capital Trust I, Series B, 8.99% 2026                                                             12,500            6,261
                                                                                                                          325,854

HOTELS, RESTAURANTS & LEISURE  -  1.66%
MGM Mirage, Inc. 8.50% 2010                                                                               23,100           25,569
Mirage Resorts, Inc.:
 6.625% 2005                                                                                               1,000            1,025
 6.75% 2008                                                                                                1,750            1,783
 7.25% 2017                                                                                               10,075           10,186
MGM Grand, Inc. 6.95% 2005                                                                                 5,000            5,164
Six Flags, Inc.:
 9.50% 2009                                                                                                5,000            4,850
 8.875% 2010                                                                                              14,100           13,324
Premier Parks Inc.:
 9.75% 2007                                                                                                3,875            3,778
 0%/10.00% 2008 (4)                                                                                        9,650            9,385
Ameristar Casinos, Inc. 10.75% 2009                                                                       15,100           16,610
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                                                5,870            5,254
 6.75% 2008                                                                                                3,500            3,080
 8.75% 2011                                                                                                8,625            8,064
Boyd Gaming Corp. 9.25% 2009                                                                               8,500            9,286
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                            12,025           11,905
Buffets, Inc. 11.25% 2010 (2)                                                                             12,400           11,780
International Game Technology:
 7.875% 2004                                                                                               8,175            8,543
 8.375% 2009                                                                                               2,000            2,230
Eldorado Resorts LLC 10.50% 2006                                                                          10,000           10,050
KSL Recreation Group, Inc. 10.25% 2007                                                                     8,100            8,302
Hollywood Casino Corp. 11.25% 2007                                                                         7,500            8,137
Mandalay Resort Group 10.25% 2007                                                                          7,000            7,717
Station Casinos, Inc. 8.375% 2008                                                                          7,000            7,472
Coast Hotels and Casinos, Inc. 9.50% 2009                                                                  5,500            5,912
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                                                      5,000            5,338
YUM  Brands, Inc. 7.70% 2012                                                                               5,000            5,225
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                              5,793            5,069
Hyatt Equities, LLC 6.875% 2007 (2)                                                                        4,185            4,172
Sbarro, Inc. 11.00% 2009                                                                                   4,015            3,754
Sodexho Alliance Eurobond 5.875% 2009                                                      Euro            3,300            3,673
Argosy Gaming Co.:
 10.75% 2009                                                                                        $      2,000            2,210
 9.00% 2011                                                                                                1,250            1,330
Hilton Hotels Corp.:
 7.625% 2008                                                                                               1,000            1,024
 7.625% 2012                                                                                               2,250            2,276
Jupiters Ltd. 8.50% 2006                                                                                   3,000            3,045
Carnival Corp. 6.15% 2008                                                                                  2,000            2,130
Starwood Hotels & Resorts Worldwide, Inc. (2)
 7.375% 2007                                                                                                 250              247
 7.875% 2012                                                                                               1,750            1,741
AMF Bowling Worldwide, Inc. 0% convertible debentures 2018 (2) (5) (6)                                    11,084                1
                                                                                                                          240,641

AUTOMOBILES  -  1.65%
General Motors Acceptance Corp.:
 6.15% 2007                                                                                                7,500            7,638
 5.85% 2009                                                                                               15,000           14,430
 7.75% 2010                                                                                               19,886           20,847
 6.875% 2011                                                                                              20,350           20,327
 7.25% 2011                                                                                                3,500            3,572
 7.00% 2012                                                                                               14,500           14,586
 8.00% 2031                                                                                               20,750           20,922
General Motors Corp., Series B, 5.25% convertible debentures 2032                                          3,125            2,888
Ford Motor Credit Co.:
 6.875% 2006                                                                                              17,500           17,543
 6.50% 2007                                                                                                2,000            1,977
 5.25% 2008                                                                                 DM             3,085            1,525
 5.80% 2009                                                                                         $     27,000           25,073
 7.25% 2011                                                                                               15,000           14,598
 7.375% 2011                                                                                              15,625           15,216
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                         13,010           10,629
Ford Motor Co. 7.45% 2031                                                                                  7,100            6,193
DaimlerChrysler North America Holding Corp.:
 6.40% 2006                                                                                               15,000           16,182
 7.30% 2012                                                                                               16,750           18,828
 8.50% 2031                                                                                                5,000            6,172
                                                                                                                          239,146

ELECTRIC UTILITIES  -  1.59%
Israel Electric Corp. Ltd.: (2)
 7.75% 2009                                                                                               17,000           17,889
 7.95% 2011                                                                                                6,750            7,131
 7.70% 2018                                                                                                8,500            7,914
 7.875% 2026                                                                                              15,000           13,820
 7.75% 2027                                                                                               15,545           14,110
 8.10% 2096                                                                                               12,000           10,613
Edison Mission Energy:
 10.00% 2008                                                                                               5,200            2,522
 7.73% 2009                                                                                               22,825           10,614
 9.875% 2011                                                                                              48,840           23,199
Homer City Funding LLC  8.734% 2026                                                                       20,200           16,680
Midwest Generation, LLC, Series B, 8.56% 2016 (10)                                                         8,000            4,951
Edison International 6.875% 2004                                                                           3,375            3,156
Mission Energy Holding Co. 13.50% 2008                                                                     4,875            1,146
Southern California Edison Co. 8.95% 2003 (1)                                                                700              698
Exelon Generation Co., LLC 6.95% 2011                                                                     18,775           20,335
Exelon Corp. 6.75% 2011                                                                                    6,200            6,800
PECO Energy Co. 4.75% 2012                                                                                 3,900            3,929
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                               14,140           14,995
Dominion Resources, Inc., Series 2002-C, 5.70% 2012                                                        1,000            1,039
Progress Energy, Inc.:
 5.85% 2008                                                                                                2,500            2,651
 7.10% 2011                                                                                                5,000            5,521
 6.85% 2012                                                                                                4,000            4,389
 7.00% 2031                                                                                                2,500            2,615
Oncor Electric Delivery Co. 6.375% 2012 (2)                                                               10,700           11,040
Constellation Energy Group, Inc. 6.125% 2009                                                              10,500           10,752
Alabama Power Co., Series Q, 5.50% 2017                                                                    7,000            7,351
Southern Power Co., Series B, 6.25% 2012                                                                   2,500            2,646
American Electric Power Co., Inc., Series A, 6.125% 2006                                                   1,705            1,681
                                                                                                                          230,187

DIVERSIFIED FINANCIALS  -  1.43%
CIT Group Inc.:
 7.625% 2005                                                                                               4,500            4,844
 6.50% 2006                                                                                                7,500            7,904
 5.75% 2007                                                                                               20,500           21,257
 7.375% 2007                                                                                              23,000           25,098
 6.875% 2009                                                                                              21,000           22,620
 7.75% 2012                                                                                               34,375           38,673
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                         12,000           12,619
AT&T Capital Corp. 6.60% 2005                                                                             11,750           11,988
USA Education, Inc. 5.625% 2007                                                                           45,150           49,151
Heller Financial, Inc. 6.375% 2006                                                                        12,500           13,868
                                                                                                                          208,022

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.10%
Solectron Corp.:
 Series B, 7.375% 2006                                                                                     8,000            7,480
 9.625% 2009                                                                                              37,850           37,093
 0% LYON convertible notes 2020                                                                          142,400           72,980
 0% LYON convertible notes 2020                                                                            6,573            4,067
Celestica Inc. 0% convertible debentures 2020                                                             47,185           21,882
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                          12,000            8,565
Flextronics International Ltd.:
 9.75% 2010                                                                                Euro               2,750         2,981
 9.875% 2010                                                                                        $      4,000            4,330
                                                                                                                          159,378

MULTI-UTILITIES & UNREGULATED POWER  -  1.07%
Gemstone Investor Ltd. 7.71% 2004 (2)                                                                     47,500           36,526
Southern Natural Gas Co. 8.00% 2032                                                                       26,000           22,951
El Paso Corp.:
 5.75% 2006                                                                                Euro               1,500         1,025
 7.00% 2011                                                                                         $      3,000            2,043
 7.875% 2012 (2)                                                                                           5,800            4,067
 7.80% 2031                                                                                                7,750            4,816
Cilcorp Inc.:
 8.70% 2009                                                                                                1,000            1,125
 9.375% 2029                                                                                              21,830           26,596
AES Corp.:
 9.50% 2009                                                                                               23,775           14,681
 9.375% 2010                                                                                               9,915            5,999
AES Drax Holdings Ltd., Series B, 10.41% 2020 (10)                                                        25,625           13,966
AES Trust VII 6.00% convertible preferred 2008                                                    251,450 shares            3,143
Williams Companies, Inc. 7.875% 2021                                                                $     15,750           10,001
Williams Holdings of Delaware, Inc. 6.25% 2006                                                             1,300              910
Equitable Resources, Inc. 5.15% 2012 (2)                                                                   6,750            6,785
                                                                                                                          154,634

MULTILINE RETAIL  -  1.06%
J.C. Penney Co., Inc.:
 7.05% 2005                                                                                               13,500           13,703
 6.00% 2006                                                                                                1,600            1,528
 6.50% 2007                                                                                                3,750            3,619
 7.60% 2007                                                                                               12,850           13,075
 7.375% 2008                                                                                               2,000            2,010
 6.875% 2015                                                                                               6,650            5,686
 7.65% 2016                                                                                               13,300           11,771
 7.95% 2017                                                                                               38,575           34,910
 9.75% 2021 (10)                                                                                             506              487
 8.25% 2022 (10)                                                                                          12,275           10,741
 8.125% 2027                                                                                               1,525            1,334
 7.40% 2037                                                                                                3,870            3,928
 7.625% 2097                                                                                              18,055           13,451
Dillard's, Inc.:
 6.125% 2003                                                                                               5,435            5,476
 6.43% 2004                                                                                                2,725            2,698
 6.625% 2018                                                                                               2,500            2,150
 7.00% 2028                                                                                                1,500            1,243
Kmart Corp., Series 1995 K-2, 5.944% 2020 (10)                                                            12,246            4,539
DR Securitized Lease Trust, Series 1994 K-2, 9.35% 2019 (10)                                               8,000            3,840
Saks Inc. 7.375% 2019                                                                                      8,025            6,340
Sears Roebuck Acceptance Corp. 6.70% 2012                                                                  5,000            4,754
Target Corp. 5.375% 2009                                                                                   2,000            2,130
ShopKo Stores, Inc. 6.50% 2003                                                                             2,000            1,970
Kohl's Corp. 7.375% 2011                                                                                   1,500            1,791
                                                                                                                          153,174

OIL & GAS  -  1.05%
Pemex Finance Ltd.: (10)
 8.875% 2010                                                                                              24,000           28,284
 Series 1999-2, Class A-3, 10.61% 2017                                                                    11,000           14,541
Pemex Project Master Trust, Series A, 8.625% 2022                                                            750              793
ConocoPhillips: (2)
 3.625% 2007                                                                                              14,500           14,639
 4.75% 2012                                                                                               10,000           10,073
Pogo Producing Co. 10.375% 2009                                                                           13,000           14,154
Clark Refining & Marketing, Inc. 8.875% 2007                                                              12,000           11,100
Port Arthur Finance Corp. 12.50% 2009 (2) (10)                                                             1,475            1,629
Western Oil Sands Inc. 8.375% 2012                                                                         9,550            9,550
Reliance Industries Ltd. 10.25% 2097 (2)                                                                   8,750            9,170
OXYMAR 7.50% 2016 (2)                                                                                      8,500            7,675
ChevronTexaco Capital Co. 3.50% 2007                                                                       7,000            7,133
Newfield Exploration Co.:
 7.625% 2011                                                                                               2,500            2,642
 8.375% 2012                                                                                               2,150            2,297
XTO Energy Inc. 7.50% 2012                                                                                 4,200            4,484
Teekay Shipping Corp. 8.875% 2011                                                                          4,250            4,383
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2) (10)                                                    4,620            2,934
PETRONAS Capital Ltd. 7.00% 2012 (2)                                                                       2,250            2,455
Devon Financing Corp., ULC 6.875% 2011                                                                     2,000            2,231
PDVSA Finance Ltd., Series 1998-1B, 6.65% 2006 (10)                                                        2,250            1,915
                                                                                                                          152,082

METALS & MINING  -  1.03%
Freeport-McMoRan Copper & Gold Inc.:
 7.20% 2026                                                                                               25,850           25,268
 7.50% 2006                                                                                               25,000           23,188
BHP Finance Ltd.:
 6.69% 2006                                                                                               10,000           11,205
 8.50% 2012                                                                                               20,000           25,331
 7.25% 2016                                                                                                5,000            5,768
Corporacion Nacional del Cobre de Chile 6.375% 2012 (2)                                                   14,925           15,673
AK Steel Holding Corp. 7.75% 2012 (2)                                                                     11,400           11,543
Inco Ltd.:
 7.75% 2012                                                                                                1,700            1,897
 7.20% 2032                                                                                                7,750            7,688
Allegheny Technologies, Inc. 8.375% 2011                                                                   9,000            9,038
Earle M. Jorgensen Co. 9.75% 2012                                                                          4,975            5,087
Luscar Coal Ltd. 9.75% 2011                                                                                4,000            4,305
Steel Dynamics, Inc. 9.50% 2009                                                                            1,250            1,316
UCAR Finance Inc. 10.25% 2012                                                                              1,650            1,254
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (6)                                                           7,250              580
                                                                                                                          149,141

INDUSTRIAL CONGLOMERATES  -  1.03%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
securities (2)                                                                                  1,670,000 shares           45,299
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual
preferred capital securities (2)                                                                         230,000            6,037
General Electric Capital Corp.:
 Series A, 5.00% 2007                                                                               $     11,500           12,189
 Series A, 5.375% 2007                                                                                    13,250           14,197
 6.00% 2012                                                                                               15,000           16,225
Hutchison Whampoa International Ltd. 7.00% 2011 (2)                                                       33,125           35,334
Tyco International Group SA:
 6.375% 2005                                                                                               4,000            3,883
 6.375% 2011                                                                                              16,925           15,856
                                                                                                                          149,020

REAL ESTATE  -  0.85%
EOP Operating LP:
 7.75% 2007                                                                                                2,000            2,271
 6.75% 2008                                                                                               19,500           21,269
 6.75% 2012                                                                                               11,750           12,648
Irvine Co., Class A, 7.46% 2006 (2) (5)                                                                   15,000           15,959
Irvine Apartment Communities, LP 7.00% 2007                                                                5,000            5,377
Rouse Co. 7.20% 2012                                                                                      16,750           17,285
Kimco Realty Corp. 6.00% 2012                                                                             13,500           13,828
ERP Operating LP:
 6.625% 2012                                                                                               2,000            2,154
 7.125% 2017                                                                                               5,000            5,301
HMH Properties, Inc., Series A, 7.875% 2005                                                                7,000            6,930
FelCor Suites LP 7.375% 2004                                                                               6,250            6,250
New Plan Realty Trust, Series D, 7.80% preferred cumulative step-up premium rate                  112,500 shares            5,425
MeriStar Hospitality Operating Partnership, MeriStar Hospitality Finance
Corp. III 9.125% 2011                                                                               $      5,000            4,375
Nationwide Health Properties, Inc., Series A, 7.677% preferred cumulative
step-up premium rate                                                                               50,000 shares            3,422
                                                                                                                          122,494

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.75%
RF Micro Devices, Inc. 3.75% convertible subordinated notes 2005                                    $     21,500           18,705
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                            15,100           15,081
LSI Logic Corp. 4.00% convertible subordinated notes 2005                                                 16,350           14,633
Fairchild Semiconductor Corp. 10.50% 2009                                                                 12,175           13,210
Micron Technology, Inc. 6.50% 2005 (2)                                                                    11,000            9,515
Cypress Semiconductor Corp. 3.75% convertible subordinated notes 2005                                      9,050            7,263
TriQuint Semiconductor, Inc. 4.00% convertible subordinated notes 2007                                     9,125            7,106
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007                                          14,700            6,854
Hyundai Semiconductor America, Inc. 8.625% 2007 (2)                                                       10,150            6,603
ON Semiconductor Corp. 12.00% 2008 (2)                                                                     7,825            5,791
Amkor Technology, Inc. 9.25% 2006                                                                          4,250            3,655
                                                                                                                          108,416

PAPER & FOREST PRODUCTS  -  0.66%
Georgia-Pacific Corp.:
 7.50% 2006                                                                                                8,050            7,688
 8.125% 2011                                                                                              10,300            9,837
 9.50% 2022                                                                                               18,115           16,122
 8.875% 2031                                                                                               5,000            4,325
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (10)                                                                                  963              848
 Class A-2, 7.11% 2028 (10)                                                                               31,400           22,821
 Class A-3, 7.71% 2028                                                                                    19,143           11,294
Potlatch Corp. 10.00% 2011                                                                                11,450           12,595
Kappa Beheer BV 0%/12.50% 2009 (4)                                                         Euro            6,000            5,616
Riverwood International Corp. 10.875% 2008                                                          $      2,250            2,273
Pindo Deli Finance Mauritius Ltd. 10.25% 2002 (11)                                                         6,000            1,320
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (6)                                                          3,575              921
APP International Finance Co. BV 11.75% 2005 (6)                                                             275               86
                                                                                                                           95,746

AEROSPACE & DEFENSE  -  0.66%
BAE SYSTEMS 2001 Asset Trust, Series 2001: (2) (10)
 Class B, 7.156% 2011                                                                                     31,642           33,775
 Class G, MBIA insured, 6.664% 2013                                                                       25,203           27,177
TRW Inc.:
 8.75% 2006                                                                                                8,000            9,148
 7.125% 2009                                                                                               6,000            6,717
 6.65% 2028                                                                                                1,000            1,042
 7.75% 2029                                                                                               13,500           15,972
EarthWatch Inc., Series B, 7.00% convertible preferred 2009 (2) (3) (5) (7)                     1,181,812 shares            1,219
                                                                                                                           95,050

COMMERCIAL SERVICES & SUPPLIES  -  0.61%
Allied Waste North America, Inc.:
 7.625% 2006                                                                                        $      5,000            5,000
 8.50% 2008                                                                                               12,000           12,120
 Series B, 8.875% 2008                                                                                     6,250            6,375
 10.00% 2009 (9)                                                                                          34,350           34,264
Cendant Corp. 6.875% 2006                                                                                 18,255           18,958
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                                    8,000            7,800
Waste Management, Inc. 7.375% 2010                                                                         1,000            1,096
WMX Technologies, Inc. 6.375% 2003                                                                         1,000            1,019
Stericycle, Inc., Series B, 12.375% 2009                                                                   1,461            1,680
                                                                                                                           88,312

HEALTH CARE PROVIDERS & SERVICES  -  0.57%
Columbia/HCA Healthcare Corp.:
 6.91% 2005                                                                                               14,410           15,150
 7.00% 2007                                                                                                1,160            1,233
 8.85% 2007                                                                                                5,990            6,687
 8.70% 2010                                                                                                1,750            1,999
 7.69% 2025                                                                                                5,000            5,228
UnitedHealth Group Inc.:
 7.50% 2005                                                                                               13,000           14,674
 5.20% 2007                                                                                                8,000            8,475
Aetna Inc.:
 7.375% 2006                                                                                              12,430           13,487
 7.875% 2011                                                                                               6,760            7,607
PacifiCare Health Systems, Inc. 10.75% 2009                                                                7,000            7,525
Integrated Health Services, Inc.:  (5) (6)
 10.25% 2006 (1)                                                                                           9,350              187
 Series A, 9.50% 2007                                                                                     12,175              244
 Series A, 9.25% 2008                                                                                     32,657              653
                                                                                                                           83,149

FOOD & DRUG RETAILING  -  0.51%
Delhaize America, Inc.:
 7.375% 2006                                                                                              11,100           10,858
 8.125% 2011                                                                                              10,420           10,096
 9.00% 2031                                                                                               24,155           21,740
CVS Corp. 6.117% 2013 (2) (10)                                                                            18,150           18,918
SUPERVALU INC. 7.50% 2012                                                                                 10,100           10,905
Pathmark Stores, Inc. 8.75% 2012                                                                           1,850            1,711
Great Atlantic & Pacific Tea Co., Inc. 9.125% 2011                                                           300              221
                                                                                                                           74,449

COMMUNICATIONS EQUIPMENT  -  0.50%
Motorola, Inc.:
 8.00% 2011                                                                                               41,100           42,619
 7.50% 2025                                                                                                7,000            6,372
 6.50% 2028                                                                                                1,200            1,023
 5.22% 2097                                                                                                6,250            4,204
Juniper Networks, Inc. 4.75% convertible subordinated notes 2007                                          19,000           14,820
Nortel Networks Ltd. 6.125% 2006                                                                           5,080            3,429
                                                                                                                           72,467

ROAD & RAIL  -  0.43%
Union Pacific Railroad Co. Pass Through Trust: (10)
 Series 2001-1, 6.63% 2022                                                                                 8,000            8,979
 Series 2002-1, 6.061% 2023                                                                               17,500           19,265
Burlington Northern and Santa Fe Railway Co. Pass Through Trust:  (10)
 Series 1996-B, 6.96% 2009                                                                                 3,161            3,487
 Series 2002-2, 5.14% 2021                                                                                 7,000            7,213
 Series 2002-1, 5.943% 2022                                                                                7,500            8,037
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G,
MBIA insured, 5.70% 2023 (2)  (10)                                                                        10,851           11,628
TFM, SA de CV:
 11.75% 2009                                                                                               1,650            1,621
 12.50% 2012                                                                                               2,120            2,147
 12.50% 2012 (2)                                                                                             230              233
                                                                                                                           62,610

FOOD PRODUCTS  -  0.35%
Nabisco, Inc.:
 7.05% 2007                                                                                                2,500            2,868
 6.375% 2035 (1) (9)                                                                                      12,300           13,291
Kraft Foods Inc. 6.25% 2012                                                                                2,550            2,857
Burns Philp Capital Proprietary Ltd. 9.75% 2012 (2)                                                       17,125           16,526
Gruma, SA de CV 7.625% 2007                                                                                8,000            7,860
Smithfield Foods, Inc., Series A, 8.00% 2009                                                               3,500            3,588
Fage Dairy Industry SA 9.00% 2007                                                                          2,500            2,425
Aurora Foods Inc.:
 Series B, 9.875% 2007                                                                                       400              200
 Series D, 9.875% 2007                                                                                     2,175            1,088
                                                                                                                           50,703

CONTAINERS & PACKAGING  -  0.34%
Owens-Illinois, Inc.:
 7.85% 2004                                                                                                2,000            1,985
 8.10% 2007                                                                                                5,750            5,578
 7.35% 2008                                                                                                5,250            4,896
 7.50% 2010                                                                                                2,250            2,081
Owens-Brockway Glass Container, Inc. 8.875% 2009                                                           3,000            3,105
Jefferson Smurfit Corp. (US) 8.25% 2012 (2)                                                               13,375           13,709
Stone Container Corp. 9.75% 2011                                                                           3,250            3,494
Tekni-Plex, Inc.:
 12.75% 2010 (2)                                                                                             500              470
 Series B, 12.75% 2010                                                                                     7,425            6,980
Longview Fibre Co. 10.00% 2009                                                                             7,000            7,385
                                                                                                                           49,683

CHEMICALS  -  0.33%
Dow Chemical Co.:
 5.75% 2008                                                                                                4,350            4,545
 6.00% 2012                                                                                               23,500           24,061
Equistar Chemicals, LP:
 6.50% 2006                                                                                                7,800            6,870
 8.75% 2009                                                                                                5,000            4,381
Lyondell Chemical Co.:
 Series A, 9.625% 2007                                                                                     5,500            5,308
 11.125% 2012                                                                                              2,500            2,475
                                                                                                                           47,640

MACHINERY  -  0.29%
Terex Corp.:
 9.25% 2011                                                                                               16,300           14,935
 Class B, 10.375% 2011                                                                                     8,500            7,863
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031 (2)                                180,000 shares            7,965
John Deere Capital Corp. 8.625% 2019                                                                $      6,850            7,440
AGCO Corp. 9.50% 2008                                                                                      3,500            3,798
                                                                                                                           42,001

INTERNET & CATALOG RETAIL  -  0.22%
Amazon.com, Inc.:
 0%/10.00% 2008 (4)                                                                                        2,500            2,513
 6.875% PEACS convertible subordinated notes 2010                                          Euro             38,075         28,971
                                                                                                                           31,484

AUTO COMPONENTS  -  0.19%
ArvinMeritor, Inc. 8.75% 2012                                                                       $     16,835           17,797
Meritor Automotive, Inc. 6.80% 2009                                                                        2,000            1,980
Tenneco Automotive Inc., Series B, 11.625% 2009                                                            7,000            4,795
Delco Remy International, Inc. 10.625% 2006                                                                3,000            1,560
Dura Operating Corp., Series B, 8.625% 2012                                                                1,500            1,515
                                                                                                                           27,647

AIRLINES  -  0.19%
Northwest Airlines, Inc.:
 8.375% 2004                                                                                               2,450            2,070
 8.52% 2004                                                                                                1,500            1,275
 7.625% 2005                                                                                               4,915            3,367
 8.875% 2006                                                                                               4,475            2,931
 9.875% 2007                                                                                              10,000            6,450
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012                                               9,000            7,200
Continental Airlines, Inc., MBIA insured, 2.32% 2009  (1) (2)                                              2,000            2,002
Delta Air Lines, Inc. 10.375% 2022                                                                         2,577            1,678
United Air Lines, Inc. 9.00% 2003 (6)                                                                      2,000              210
Jet Equipment Trust: (2)
 Series 1994-A, 11.79% 2013                                                                                4,000               40
 Series 1995-B, 10.91% 2014                                                                                5,000               50
 Series 1995-D, 11.44% 2014                                                                               10,000                1
                                                                                                                           27,274


SPECIALTY RETAIL  -  0.16%
Office Depot, Inc. 10.00% 2008                                                                             6,500            7,443
Lowe's Companies, Inc. 8.25% 2010                                                                          6,000            7,432
PETCO Animal Supplies, Inc. 10.75% 2011                                                                    5,375            5,946
Gap, Inc. 9.90% 2005 (1)                                                                                   1,300            1,388
Toys "R" Us, Inc. 7.625% 2011                                                                                780              757
Staples, Inc. 7.375% 2012 (2)                                                                                400              440
                                                                                                                           23,406

HOUSEHOLD DURABLES  -  0.16%
Toll Brothers, Inc. 6.875% 2012 (2)                                                                        9,875           10,188
Salton/Maxim Housewares, Inc. 10.75% 2005                                                                  5,600            5,467
Salton, Inc. 12.25% 2008                                                                                     450              446
Lennar Corp.:
 7.625% 2009                                                                                               2,000            2,070
 9.95% 2010                                                                                                  500              548
Ryland Group, Inc. 9.75% 2010                                                                              2,000            2,200
Boyds Collection, Ltd., Series B, 9.00% 2008                                                               1,806            1,806
                                                                                                                           22,725

AIR FREIGHT & LOGISTICS  -  0.15%
Atlas Air, Inc., Pass Through Trust: (10)
 Series 2000-1, Class B, 9.057% 2017                                                                       3,164            1,107
 Series 1998-1, Class A, 7.38% 2018                                                                       25,619           16,836
 Series 1999-1, Class A-1, 7.20% 2020                                                                      2,392            1,614
 Series 2000-1, Class A, 8.707% 2021                                                                       3,519            2,428
                                                                                                                           21,985

IT CONSULTING & SERVICES  -  0.14%
Electronic Data Systems Corp.:
 7.125% 2005 (2)                                                                                           9,500            9,798
 7.125% 2009                                                                                               9,775           10,061
                                                                                                                           19,859

PHARMACEUTICALS  -  0.12%
Lilly Del Mar, Inc. 2.859% 2029 (1) (2)                                                                   18,000           17,938

OFFICE ELECTRONICS  -  0.11%
Xerox Corp. 0.57% convertible subordinated debentures 2018                                                24,000           15,240
Xerox Capital PLC 5.875% 2004                                                                              1,000              960
                                                                                                                           16,200

ENERGY EQUIPMENT & SERVICES  -  0.08%
Colonial Pipeline Co. 7.75% 2010 (2)                                                                      10,000           11,789

SOFTWARE  -  0.06%
Computer Associates International, Inc. 6.50% 2008                                                         9,915            9,407

BEVERAGES  -  0.06%
Constellation Brands, Inc. 8.125% 2012                                                                     5,000            5,200
Cott Beverages Inc. 8.00% 2011                                                                             2,675            2,849
                                                                                                                            8,049

TEXTILES, APPAREL & LUXURY GOODS  -  0.05%
Levi Strauss & Co.:
 6.80% 2003                                                                                                4,600            4,554
 11.625% 2008                                                                              Euro               2,000         2,036
                                                                                                                            6,590

PERSONAL PRODUCTS  -  0.01%
Estee Lauder Companies Inc. 6.00% 2012                                                              $      1,510            1,653

MARINE  -  0.01%
International Shipholding Corp., Series B, 7.75% 2007                                                      1,000              805

INTERNET SOFTWARE & SERVICES  -  0.00%
Exodus Communications, Inc. 11.625% 2010 (6) (10)                                                          1,313               66

MORTGAGE-BACKED OBLIGATIONS
PRIVATE ISSUE
COMMERCIAL MORTGAGE-BACKED SECURITIES  -  4.54% (10)
Morgan Stanley Capital I, Inc.:
 Series 1998-HF1, Class A-1, 6.19% 2007                                                                   14,767           15,792
 Series 1998-WF2, Class A-1, 6.34% 2030                                                                    5,673            6,095
 Series 1998-HF2, Class A-2, 6.48% 2030                                                                   17,000           19,096
 Series 1999-FNV1, Class A-1, 6.12% 2031                                                                   9,027            9,789
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                                  10,000           11,303
GMAC Commercial Mortgage Securities, Inc.:
 Series 1998-C2, Class C, 6.50% 2008                                                                       9,000           10,018
 Series 1997-C1, Class A-3, 6.869% 2029                                                                   20,000           22,648
 Series 1997-C2, Class C, 6.91% 2029                                                                       8,900            9,263
 Series 1997-C1, Class D, 6.997% 2029                                                                      8,300            9,344
 Series 1997-C2, Class E, 7.624% 2029                                                                     10,000            9,751
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 2.039% 2013  (1) (2)                                                           7,365            7,358
 Series 2002-HOME, Class C, 2.839% 2013  (1) (2)                                                          10,000           10,000
 Series 1999-WF2, Class X, interest only, 0.263% 2019 (1)                                                296,798            5,711
 Series 1998-C1, Class A-1, 6.34% 2030                                                                     5,647            6,135
 Series 1999-C1, Class X, interest only, 1.038% 2031 (1) (2)                                             162,354            9,010
 Series 2000-WF2, Class A-2, 7.32% 2032                                                                   16,480           19,431
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030                          44,550           49,956
CS First Boston Mortgage Securities Corp.:
 Series 2001-CK6, Class A-1, 4.393% 2006                                                                   5,908            6,134
 Series 2001-CF2, Class A-2, 5.935% 2034                                                                  13,000           14,099
 Series 2001-CK6, Class A-2, 6.103% 2036                                                                  20,000           22,141
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                                  5,535            5,801
DLJ Mortgage Acceptance Corp.:
 Series 1996-CF2, Class A-1B, 7.29% 2021 (2)                                                               8,818            9,694
 Series 1995-CF2, Class A-1B, 6.85% 2027 (2)                                                              12,297           12,428
 Series 1996-CF1, Class A-2, 7.698% 2028  (1) (2)                                                          7,900            8,833
 Series 1997-CF1, Class A-1A, 7.40% 2030 (2)                                                                 710              727
 Series 1998-CF1, Class A-1B, 6.41% 2031                                                                  10,000           11,169
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (2)                                               38,869           41,571
Morgan Stanley Dean Witter Capital I Trust:
 Series 2002-HQ, Class A-1, 4.59% 2034                                                                    19,560           20,295
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                                  17,468           19,437
GS Mortgage Securities Corp. II, Series 1998-C1: (1)
 Class D, 7.209% 2030                                                                                      3,750            4,036
 Class E, 7.209% 2030                                                                                     31,076           30,644
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A-1, 7.60% 2028                                                                        700              711
 Series 1998-1, Class A-1, 6.34% 2030                                                                      8,284            8,762
 Series 1998-1, Class A-2, 6.56% 2030                                                                      8,965           10,081
 Series 2000-1, Class A-1, 7.656% 2032                                                                    11,468           12,844
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
Series 1999-1:
 Class A-2, 7.439% 2031                                                                                    5,000            5,863
 Class B, 7.619% 2031                                                                                     17,125           20,131
 Class C, 7.625% 2031                                                                                      5,000            5,838
DLJ Commercial Mortgage Corp.:
 Series 1998-CF1, Class A-1A, 6.14% 2031                                                                  11,955           12,713
 Series 1999-CG1, Class A-1B, 6.46% 2032                                                                  10,000           11,267
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C,
6.746% 2031                                                                                               18,000           20,177
GGP Mall Properties Trust, Series 2001-C1A, Class A-2, 5.007% 2011 (2)                                    15,615           16,399
Commercial Mortgage, Series 2000-FL3A, Class D, 2.75% 2012 (1) (2)                                        13,776           13,722
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2010                                   10,000           12,115
Merrill Lynch Mortgage Investors, Inc.: (1)
 Series 1995-C2, Class D, 7.571% 2021                                                                        267              288
 Series 1995-C3, Class A-3, 7.111% 2025                                                                    9,947           10,503
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                            9,450           10,686
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033                         8,750            9,898
Commercial Mortgage Acceptance Corp., Class A-1:
 Series 1998-C2, 5.80% 2030                                                                                2,869            3,040
 Series 1998-C1, 6.23% 2031                                                                                6,301            6,807
First Union-Lehman Brothers-Bank of America Commerical Mortgage Trust,
Series 1998-C2, Class A-1, 6.28% 2035                                                                      8,342            8,933
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                      6,847            7,402
Mortgage Capital Funding, Inc., Series 1998-MC1, Class A-1, 6.417% 2030                                    4,842            5,201
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-1, 5.56% 2038                                 4,251            4,551
Asset Securitization Corp., Series 1996-D3, Class A-1B, 7.21% 2026                                         2,491            2,565
Government Lease Trust, Series 1999-GSA1, Class A-1, MBIA insured, 5.86% 2003 (2)                            441              443
                                                                                                                          658,649

COLLATERALIZED MORTGAGE OBLIGATIONS  -  0.64% (10)
GE Capital Mortgage Services, Inc.:
 Series 1994-15, Class A-10, 6.00% 2009                                                                   16,376           16,615
 Series 1994-9, Class A-9, 6.50% 2024                                                                      2,920            2,929
J.P. Morgan Residential Mortgage Acceptance Corp., Series 2002-R1,
Class 1-B2  6.50% 2031 (1) (2)                                                                            12,852           12,948
Structured Asset Notes Transaction, Ltd., Series 1996-A, Class A-1, 7.156% 2003 (2)                       12,405           12,654
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028 (2)                                  9,115            9,478
Security National Mortgage Loan Trust, Class A-2: (2)
 Series 2001-3A, 5.37% 2014                                                                                1,670            1,735
 Series 2000-1, 8.75% 2024                                                                                 6,286            6,703
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 5.109% 2040 (1) (2)                               7,253            7,173
Residential Asset Securitization Trust, Series 1997-A3, Class B-1, 7.75% 2027                              6,279            6,336
Residential Funding Mortgage Securities I, Inc.:
 Series 2001-S1, Class A-1, 7.00% 2016                                                                     1,289            1,323
 Series 1998-S17, Class M-1, 6.75% 2028                                                                    3,801            3,913
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                             3,212            3,332
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027                              2,308            2,361
Travelers Mortgage Securities Corp., Series 1, Class Z-2, 12.00% 2014                                      1,881            2,022
GS Mortgage Securities Corp., Series 1998-2, Class M, 7.75% 2027 (2)                                       1,060            1,189
Nationsbanc Montgomery Funding Corp., Series 1998-5, Class A-1, 6.00% 2013                                 1,001            1,028
Bear Stearns Structured Securities Inc., Series 1997-2, Class AWAC, 10.359% 2036 (1) (2)                     529              571
                                                                                                                           92,310

OTHER  -  0.58%
Structured Asset Securities Corp, Class A:  (1) (2) (10)
 Series 1998-RF2, 8.522% 2027                                                                             22,821           24,704
 Series 1998-RF1, 8.677% 2027                                                                              7,857            8,635
 Series 1999-RF1, 7.869% 2028                                                                              5,400            5,753
Arena BV, Series 2000-1, Class A, 6.10% 2062 (1) (10)                                      Euro             15,500         17,935
Nykredit 6.00% 2029 (10)                                                                     DKr         101,066           14,662
Hypothekenbank in Essen AG 5.25% 2008                                                      Euro               6,000         6,702
Rheinische Hypothekenbank Eurobond 4.25% 2008                                                              5,000            5,360
First Boston Mortgage Securities Corp., Series D: (10)
 principal only, 0% 2017                                                                              $      344              303
 interest only, 10.965% 2017                                                                                 344               62
                                                                                                                           84,116

AGENCY PASS-THROUGHS (10)
Fannie Mae  -  4.38%
5.00% 2018                                                                                                30,000           30,698
5.50% 2013 - 2018                                                                                        176,351          182,787
6.00% 2016 - 2032                                                                                        119,716          124,956
6.50% 2016 - 2032                                                                                        215,923          226,448
6.511% 2026 (1)                                                                                            3,305            3,445
7.00% 2009 - 2032                                                                                         38,628           40,835
7.50% 2009 - 2031                                                                                         15,276           16,255
8.00% 2023 - 2031                                                                                          1,940            2,106
8.50% 2009 - 2027                                                                                            735              790
9.00% 2018 - 2022                                                                                            842              939
9.50% 2009                                                                                                    97              107
10.00% 2018                                                                                                2,100            2,370
11.237% 2020                                                                                               1,670            2,000
12.00% 2019                                                                                                1,572            1,843
                                                                                                                          635,579

Government National Mortgage Association  -  2.21%
6.00% 2033                                                                                                69,225           72,005
6.50% 2008 - 2031                                                                                          3,545            3,759
7.00% 2008 - 2031                                                                                        111,293          118,561
7.50% 2007 - 2032                                                                                         41,310           44,346
8.00% 2017 - 2030                                                                                         47,327           51,371
8.50% 2020 - 2029                                                                                          4,161            4,577
9.00% 2009 - 2022                                                                                          4,544            5,057
9.50% 2009 - 2021                                                                                          3,856            4,299
10.00% 2019 - 2022                                                                                        14,164           16,238
                                                                                                                          320,213

Freddie Mac  -  1.40%
5.00% 2018 - 2033                                                                                        112,500          115,132
5.50% 2033                                                                                                 5,000            5,097
6.00% 2017 - 2033                                                                                         72,931           75,659
8.00% 2003 - 2026                                                                                          1,065            1,148
8.25% 2007                                                                                                   483              515
8.50% 2007 - 2027                                                                                          4,138            4,520
8.75% 2008                                                                                                   627              685
11.00% 2018                                                                                                  455              517
                                                                                                                          203,273

AGENCY (10)
COLLATERALIZED MORTGAGE OBLIGATIONS  -  1.16%
Fannie Mae:
 Series 90-93, Class G, 5.50% 2020                                                                           194              206
 Series 93-247, Class Z, 7.00% 2023                                                                        3,980            4,080
 Series 1994-4, Class ZA, 6.50% 2024                                                                       1,505            1,515
 Series 2001-4, Class GA, 10.101% 2025 (1)                                                                 3,102            3,642
 Series 2001-4, Class NA, 11.733% 2025 (1)                                                                14,641           17,890
 Series 1998-W5, Class B3, 6.50% 2028 (2)                                                                  4,627            4,604
 Series 2002-W3, Class A-5, 7.50% 2028                                                                    25,075           26,848
 Series 2002-W7, Class A-5, 7.50% 2029                                                                     3,534            3,833
 Series 2001-20, Class E, 9.596% 2031 (1)                                                                    654              758
 Series 2001-20, Class C, 11.723% 2031 (1)                                                                   720              874
 Series 2001-T10, Class A-1, 7.00% 2041                                                                   35,263           37,411
 Series 2001-50, Class BA, 7.00% 2041                                                                     12,197           12,747
 Series 2002-W1, Class 2A, 7.50% 2042                                                                     27,936           30,085
Freddie Mac:
 Series 1849, Class Z, 6.00% 2008                                                                          5,713            5,943
 Series 2310, Class A, 10.55% 2017 (1)                                                                     3,963            4,633
 Series 41, Class F, 10.00% 2020                                                                             783              803
 Series 178, Class Z, 9.25% 2021                                                                             609              625
 Series 2002-T-042, Class A-2, 5.50% 2042                                                                 12,000           12,233
                                                                                                                          168,730

ASSET-BACKED OBLIGATIONS (10)
AIRPLANE EQUIPMENT TRUST CERTIFICATES-SINGLE LESSEE  -  1.68%
Continental Airlines, Inc.:
 Series 1998-3, Class C-1, 7.08% 2004                                                                      1,541              770
 Series 1998-3, Class C-2, 7.25% 2005                                                                     12,000            6,000
 Series 1999-2, Class C-2, 7.434% 2006                                                                     2,000            1,000
 Series 1997-1, Class C-1, 7.42%  2008 (1)                                                                 1,213              606
 Series 2000-2, Class C, 8.312% 2012                                                                       2,945            1,472
 Series 1997-1, Class B, 7.461% 2014                                                                         904              542
 Series 1996, Class B, 7.82% 2015                                                                          5,046            3,027
 Series 1997-1, Class A, 7.461% 2016                                                                      15,137           12,261
 Series 1996-2, Class B, 8.56% 2016                                                                        1,476              886
 Series 1996-2, Class C, 10.22% 2016                                                                       4,527            2,037
 Series 1996-2, Class D, 11.50% 2016                                                                       2,063              825
 Series 2001-1, Class B,  7.373% 2017                                                                      3,025            1,966
 Series 1998-1, Class B, 6.748% 2018                                                                       3,620            2,353
 Series 1998-1, Class A, 6.648% 2019                                                                      23,946           20,354
 Series 1997-4, Class A, 6.90% 2019                                                                       29,949           26,241
 Series 2000-2, Class B, 8.307% 2019                                                                       1,926            1,252
 Series 1999-1, Class A, 6.545% 2020                                                                       5,381            4,673
 Series 1999-1, Class B, 6.795% 2020                                                                      16,769           10,900
 Series 1999-2, Class A-1, 7.256% 2021                                                                     1,712            1,502
 Series 2000-1, Class A-1, 8.048% 2022                                                                     4,609            4,053
 Series 2000-1, Class B, 8.388% 2022                                                                       4,344            3,068
U.S. Airways, Inc., MBIA insured, Class G:
 Series 2000-1, 8.11% 2017                                                                                 2,256            2,328
 Series 2000-3, 7.89% 2020                                                                                27,760           29,048
 Series 2000-2, 8.02% 2020                                                                                14,000           14,653
 Series 2001-1, 7.076% 2022                                                                               15,262           15,770
USAir, Inc., Pass Through Trust, Series 1993-A3, 10.375% 2013 (6)                                          2,250              563
Delta Air Lines, Inc.:
 Series 2002-1, Class C, 7.779% 2013                                                                      13,500            9,855
 Series 1992-A2, 9.20% 2014                                                                               11,500            7,130
 1991 Equipment trust certificates: (2)
  Series I, 10.00% 2014                                                                                    5,000            3,350
  Series J, 10.00% 2014                                                                                    5,000            3,350
 1990 Equipment trust certificates, Series F, 10.79% 2014 (2)                                              1,700            1,156
Northwest Airlines, Inc. Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                               8,000            8,306
American Airlines, Inc.:
 Series 2001-2, Class A-1, 6.978% 2012                                                                     4,197            4,057
 Series 1991-C2, 9.73% 2014                                                                                6,410            3,013
 Series 2001-1, Class B, 7.377% 2019                                                                       9,071            6,289
Southwest Airlines Co., Series 2001-1:
 Class A-2, 5.496% 2006                                                                                    5,000            5,285
 Class B, 6.126% 2006                                                                                      7,500            7,919
United Air Lines, Inc., Series 2000-1, Class A-2, 7.73% 2012 (6)                                           9,000            6,930
AIR 2 US, Series A, 8.027% 2020 (2)                                                                       10,112            6,572
Jet Equipment Trust: (2)
 Series 1995-B, Class A, 7.63% 2015                                                                        3,625            1,813
 Series 1995-B, Class C, 9.71% 2015                                                                        5,500              660
 Series 1995-A, Class C, 10.69% 2015                                                                       2,750              358
                                                                                                                          244,193

AUTO LOAN  -  1.53%
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                                        7,000            7,469
 Series 2000-1, Class B, 7.55% 2005                                                                       14,750           15,919
 Series 2002-1, Class A-3, 4.15% 2006                                                                     12,000           12,382
 Series 2001-2, Class B, 5.75% 2007                                                                        7,119            7,403
 Series 2001-3, Class B, 2.37% 2008 (1)                                                                   16,914           16,934
 Series 2002-4, Class B, 3.82% 2009                                                                       10,000           10,014
 Series 2002-2, Class B, 4.67% 2010                                                                        2,000            2,022
Triad Auto Receivables Owner Trust:
 Series 1999-1, Class A-2, FSA insured, 6.09% 2005                                                           752              757
 Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007                                                      10,000           10,084
 Series 2002-B, Class A-3, AMBAC insured, 3.00% 2009 (2)                                                  10,000           10,047
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                          16,000           16,719
WFS Financial 2002-3 Owner Trust, Class A-4, 3.50% 2010                                                   15,000           15,385
AmeriCredit Automobile Receivables Trust, Series 2001-D, Class A-4,
FSA insured, 4.41% 2008                                                                                   15,000           15,673
Harley-Davidson Motorcycle Trust:
 Series 2001-3, Class B, 3.72% 2009                                                                        1,665            1,699
 Series 2001-3, Class A-2, 4.04% 2009                                                                      5,000            5,192
 Series 2002-2, Class B, 2.84% 2010                                                                        4,539            4,548
Drive Auto Receivables Trust, Class A, MBIA insured: (2)
 Series 2000-1, 6.672% 2006                                                                                2,643            2,728
 Series 2001-2, 3.91% 2007                                                                                 7,762            7,900
Chase Manhattan Auto Owner Trust, Series 2002-B, 4.24% 2009                                               10,000           10,375
First Investors Auto Owner Trust, Series 2002-A, Class A,
MBIA insured, 3.46% 2008 (2)                                                                               7,949            8,043
CPS Auto Trust, Class A-2, XLCA insured: (2)
 Series 2002-B, 3.50% 2009                                                                                 5,000            5,064
 Series 2002-C, 3.52% 2009                                                                                 2,500            2,517
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010                         7,000            7,065
Continental Auto Receivables Owner Trust, Series 2000-B, Class CTFS,
MBIA insured, 7.11% 2007 (2)                                                                               5,261            5,622
Prestige Auto Receivables Trust, Series 2001-1A, Class A, FSA insured, 5.26% 2009 (2)                      4,643            4,802
Hyundai Auto Receivables Trust, Class C: (2)
 Series 2001-A, 5.57% 2006                                                                                 2,380            2,460
 Series 2002-A, 3.91% 2009                                                                                 2,000            2,018
Chevy Chase Auto Receivables Trust, Series 2001-2, Class A-4, 4.44% 2007                                   4,000            4,160
World Omni Auto Receivables Trust, Series 2001-B, Class B, 4.14% 2008                                      2,552            2,620
Seawest Securitization LLC, Series 2002-A, Class A-2, XLCA insured, 2.58% 2008 (2)                         2,500            2,502
Rental Car Finance Corp., Series 1997-1, Class C-2, 2.37% 2005 (1) (2)                                     2,000            1,990
                                                                                                                          222,113

CREDIT CARD  -  1.42%
Pass-through Amortizing Credit Card Trusts, Series 2002-1: (2)
 Class A-2FX, 4.685% 2012                                                                                 14,236           14,408
 Class A-3FX, 6.298% 2012                                                                                 45,307           45,781
First Consumer Master Trust, Series 1999-A, Class A, 5.80% 2005 (2)                                       35,000           35,282
Metris Master Trust: (1)
 Series 2000-1, Class A, 1.72% 2008                                                                        5,000            4,769
 Series 2001-3, Class B, 2.32% 2008                                                                       17,000           15,201
 Series 2000-3, Class A, 1.68% 2009                                                                        3,500            3,202
 Series 2001-2, Class B, 2.50% 2009                                                                       10,000            8,072
MBNA Credit Card Master Note Trust, Series 2002-1, Class B-1, 5.15% 2009                                  17,000           18,090
MBNA Master Credit Card Trust II, Series 1999-B:
 Class A, 5.90% 2011                                                                                       3,000            3,285
 Class B, 6.20% 2011                                                                                       3,750            4,144
NextCard Credit Card Master Note Trust, Class B:  (1) (2)
 Series 2000-1A, 2.22% 2006                                                                               14,125            7,063
 Series 2001-1A, 2.30% 2007                                                                                6,000            4,200
Providian Master Trust, Series 2000-3, Class C, 7.60% 2007 (2)                                             8,750            9,018
Consumer Credit Reference Index Securities Program Trust,
Series 2002-2A, 10.421% 2007 (2)                                                                           8,250            8,570
Nordstrom Credit Card Master Note Trust, Series 2002-1A,
Class B, 2.12% 2010  (1) (2)                                                                               8,000            7,760
First USA Credit Card Master Trust, Series 1997-4, Class A, 2.32% 2010 (1) (2)                             6,630            6,449
BA Master Credit Card Trust, Series 1998-A, Class B, 1.69% 2005 (1)                                        6,000            6,005
Capital One Master Trust:
 Series 1999-1, Class C, 6.60% 2007 (2)                                                                    2,500            2,633
 Series 2002-1A, Class B, 2.02% 2011 (1)                                                                   1,000              991
CompuCredit Credit Card Master Note Business Trust,
Series 2001-One, Class B, 2.90% 2008 (1) (2)                                                               1,500            1,380
                                                                                                                          206,303

ASSET BACKED SECURITIES  -  0.69%
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                             31,887           31,920
Educational Enhancement Funding Corp. Tobacco Settlement Bonds,
Series 2002-A, Class A, 6.72% 2025                                                                        26,000           26,157
Garanti Trade Payment Rights Master Trust, Series 1999-B, Class 1, 10.81% 2004 (2)                        14,198           14,383
Banco Itau SA, XLCA insured, 2.505% 2007 (1) (2)                                                          11,400           11,286
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (2)                           10,000           10,414
NPF XII, Inc.: (2) (5) (6)
 Series 1999-3A, Class B, 2.389% 2003   (1)                                                                3,000               30
 Series 2001-1A, Class A, 1.989% 2004   (1)                                                                7,000            1,750
 Series 2001-3, Class A, 5.52% 2007                                                                       16,000            4,000
                                                                                                                           99,940

MANUFACTURED HOUSING  -  0.56%
Green Tree Financial Corp.:
 Series 1993-2, Class B, 8.00%  2018                                                                       2,250            2,000
 Series 1995-3, Class B-2, 8.10% 2025                                                                      5,000            2,252
 Series 1995-8, Class B-2, 7.65% 2026                                                                      8,197            2,748
 Series 1995-6, Class B-2, 8.00% 2026                                                                      2,785              893
 Series 1996-6, Class B-2, 8.35% 2027                                                                     10,174            1,326
 Series 1996-5, Class B-2, 8.45% 2027                                                                      6,567              856
 Series 1996-10, Class A-6, 7.30% 2028                                                                     8,484            8,228
 Series 1997-8, Class B-2, 7.75% 2028                                                                      3,074              461
 Series 1998-4, Class B-2, 8.11% 2028                                                                     12,988            2,013
 Series 1997-6, Class A-7, 7.14% 2029                                                                     15,677           15,695
 Series 1997-6, Class B-2, 7.75% 2029                                                                      4,958              842
Conseco Finance Home Equity Loan Trust, Series 2002-B:
 Class M-1, 3.131% 2033 (1)                                                                                4,500            4,287
 Class A-2, 5.31% 2033                                                                                    11,500           11,699
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3:
 Class A-2, 5.16% 2033                                                                                     8,000            8,037
 Class A-3, 5.79% 2033                                                                                     5,000            4,861
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A: (1)
 Class M-1, 2.87% 2032                                                                                     4,000            4,000
 Class M-2, 3.67% 2032                                                                                    11,000           10,303
                                                                                                                           80,501

FRANCHISE EQUIPMENT  -  0.33%
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020 (2)                                     14,988           15,695
CNL Funding, Series 2000-AA, Class A-2, MBIA insured, 8.044% 2017 (2)                                     13,800           15,208
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-2, 7.462% 2022 (2)                            8,988            9,337
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                             3,648            3,612
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A, 3.42% 2008 (1) (2)                              3,382            3,406
Green Tree Recreational, Equipment & Consumer Trust, Series 1997-D, 7.25% 2029                             8,500              900
                                                                                                                           48,158

HOME EQUITY  -  0.28%
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2000-HI5, Class A-I-4, 6.94% 2014                                                                  9,000            9,169
 Series 2001-HI4, Class A-3, 5.32% 2015                                                                    8,539            8,690
 Series 2001-HI4, Class A-4, 5.64% 2016                                                                   12,000           12,497
 Series 2001-HS2, Class A-4, 6.43% 2016                                                                    7,500            7,804
Asset Backed Securities Corp. Home Equity Loan Trust, Class A-IO, interest only:
 Series 2001-HE2, 4.50% 2031                                                                              82,960            1,484
 Series 2001-HE3, 5.05% 2031 (1)                                                                          14,785              663
CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class A,
interest only, 5.64% 2004                                                                                 20,545              726
                                                                                                                           41,033

STRANDED ASSET  -  0.28%
California Infrastructure and Economic Development Bank,
Special Purpose Trust, Series 1997-1:
 SCE-1, Class A-6, 6.38% 2008                                                                              4,000            4,371
 PG&E-1, Class A-7, 6.42% 2008                                                                            12,499           13,614
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                        15,000           17,112
West Penn Funding LLC, Series 1999-A, Class A-4, 6.98% 2008                                                4,500            5,181
                                                                                                                           40,278

HOME IMPROVEMENT  -  0.01%
The Money Store Trust, Series 1996-D, Class A-14, MBIA insured, 6.985% 2016                                  921              928

GOVERNMENT OBLIGATIONS
U.S. GOVERNMENT
U.S. TREASURY NOTES & BONDS  -  11.15%
6.00% August 2004                                                                                        106,000          113,814
11.625% November 2004 (9)                                                                                 30,000           35,557
6.50% May 2005                                                                                            16,490           18,306
6.75% May 2005                                                                                            10,300           11,483
5.75% November 2005                                                                                       86,000           95,070
5.875% November 2005                                                                                      20,000           22,180
4.625% May 2006                                                                                           25,000           26,964
6.875% May 2006                                                                                          169,000          194,446
3.375% January 2007 (12)                                                                                 212,831          229,757
6.25% February 2007                                                                                       16,675           19,127
4.375% May 2007                                                                                           32,500           34,900
6.625% May 2007                                                                                           40,000           46,695
6.125% August 2007                                                                                        25,000           28,756
3.625% January 2008 (12)                                                                                  61,719           67,766
5.625% May 2008                                                                                           40,000           45,395
4.75% November 2008                                                                                       40,000           43,677
9.125% May 2009                                                                                           18,000           19,873
6.00% August 2009                                                                                        131,810          153,263
10.375% November 2009 (9)                                                                                 12,500           14,483
10.00% May 2010                                                                                            5,000            5,927
3.50% January 2011 (12)                                                                                   93,747          102,638
5.00% February 2011                                                                                       25,000           27,480
5.00% August 2011                                                                                         38,260           41,975
10.375% November 2012                                                                                     24,500           32,766
12.00% August 2013 (9)                                                                                    10,000           14,569
7.50% November 2016                                                                                       87,000          113,874
7.875% February 2021                                                                                      20,000           27,452
5.375% February 2031                                                                                      26,220           28,600
                                                                                                                        1,616,793

NON-PASS-THROUGH AGENCY SECURITIES
FANNIE MAE BONDS & NOTES  -  1.19%
7.00% 2005                                                                                                90,000          100,935
6.00% 2012                                                                                                25,000           26,336
6.75% 2028                                                                                                15,000           15,062
7.25% 2030                                                                                                23,750           29,875
                                                                                                                          172,208

FREDDIE MAC BONDS & NOTES  -  0.62%
4.25% 2005                                                                                                27,250           28,708
5.75% 2010                                                                                 Euro             12,000         13,905
4.75% 2012                                                                                          $     20,000           19,994
6.75% 2031                                                                                                22,650           27,147
                                                                                                                           89,754

FEDERAL HOME LOAN BANK BONDS & NOTES  -  0.07%
4.875% 2004                                                                                               10,250           10,698

GOVERNMENTS & GOVERNMENTAL BODIES (EXCLUDING U.S.)
NON-U.S. GOVERNMENT OBLIGATIONS  -  6.63%
Deutschland Republic:
 6.875% 2005                                                                               Euro           32,590           37,220
 5.25% 2008                                                                                               69,400           78,721
Bundesrepublik:
 6.00% 2007                                                                                               23,827           27,682
 5.25% 2010                                                                                               64,340           73,102
Bundesobligation Eurobond:
 3.25% 2004                                                                                               20,000           21,139
 4.50% 2006                                                                                               36,000           39,411
Treuhandanstalt:
 7.125% 2003                                                                                              12,376           13,025
 6.75% 2004                                                                                               10,500           11,606
Netherlands Government Eurobond 5.00% 2012                                                                59,820           66,491
Hungarian Government:
 8.50% 2006                                                                                   HUF      4,500,000           20,920
 6.25% 2007                                                                                            4,455,000           19,253
 6.75% 2013                                                                                            4,750,000           21,288
French Government O.A.T. Eurobond:
 5.25% 2008                                                                                Euro            3,720            4,221
 4.00% 2009                                                                                               10,000           10,653
 5.50% 2010                                                                                                1,840            2,109
 Principal Strip 0% 2019                                                                                  45,000           21,217
 5.50% 2029                                                                                               16,360           18,849
Canadian Government:
 9.00% 2004                                                                                C$             10,000            7,044
 4.25% 2026 (12)                                                                                          64,692           47,539
Spanish Government:
 6.00% 2008                                                                                Euro           36,061           42,050
 6.15% 2013                                                                                               10,000           12,042
United Kingdom:
 6.50% 2003                                                                                Pound           5,700            9,412
 5.00% 2008                                                                                                8,960           14,968
 5.00% 2012                                                                                                8,220           13,861
 6.00% 2028                                                                                                5,650           11,218
Hellenic Republic:
 8.90% 2004                                                                                Euro           14,380           16,198
 8.60% 2008                                                                                               22,010           28,429
 7.50% 2013                                                                                                1,820            2,378
Polish Government:
 8.50% 2005                                                                                 PLZ           25,600            7,053
 Series 0605, 8.50% 2005                                                                                  22,525            6,257
 8.50% 2006                                                                                               44,000           12,447
 8.50% 2006                                                                                               11,000            3,164
 6.00% 2010                                                                                               61,500           16,510
Kingdom of Denmark 6.00% 2009                                                                DKr         190,000           29,822
Japanese Government 0.90% 2008                                                             Yen         3,400,000           29,503
Norwegian Government:
 6.75% 2007                                                                                   NOK         75,000           11,329
 5.50% 2009                                                                                              124,500           17,842
Swedish Government:
 3.50% 2006                                                                                 SKr          110,000           12,484
 5.25% 2011                                                                                              110,000           13,222
United Mexican States Government Eurobonds, Global:
 8.375% 2011                                                                                        $      1,800            2,039
 11.375% 2016                                                                                              6,658            8,938
 8.30% 2031                                                                                                8,220            8,693
Italian Government BTPS Eurobond 6.00% 2007                                                Euro           16,204           18,858
New South Wales Treasury Corp. 8.00% 2008                                                  A$             26,000           16,477
Russian Federation:  (1)
 5.00% 2030                                                                                         $     12,390            9,850
 5.00% 2030 (2)                                                                                              145              115
Panama (Republic of):
 Interest Reduction Bond 5.00% 2014 (1)                                                                    4,036            3,592
 10.75% 2020                                                                                                 210              234
 9.375% 2023                                                                                               3,686            3,806
 8.875% 2027                                                                                                 250              248
 9.375% 2029                                                                                                 675              726
State of Qatar 9.75% 2030                                                                                  5,750            7,202
Banque Centrale de Tunisie 7.375% 2012                                                                     6,250            6,609
Bulgaria (Republic of) 8.25% 2015                                                                          3,726            4,082
Chile (Republic of) 7.125% 2012                                                                            3,000            3,379
Dominican Republic 9.50% 2006 (2)                                                                          2,135            2,268
Brazil (Federal Republic of):
 Bearer 8.00% 2014 (3)                                                                                     1,060              704
 8.875% 2024                                                                                               1,375              760
 12.25% 2030                                                                                                 425              296
 11.00% 2040                                                                                                 610              381
New Zealand Government 4.50% 2016 (12)                                                     NZ$             3,417            1,899
Argentina (Republic of): (13)
 Series E, 0% 2003                                                                                  $      1,000              225
 7.00%/15.50% 2008 (4)                                                                                     4,095              921
 11.75% 2009                                                                                                  60               14
 11.375% 2017                                                                                                 65               16
 12.25% 2018 (3)                                                                                           1,048              215
 12.00% 2031 (3)                                                                                           1,829              375
Ireland (Republic of) Eurobond 5.00% 2013                                                  Euro               1,190         1,319
Jamaican Government 10.625% 2017                                                                    $      1,250            1,234
Guatemala (Republic of) 10.25% 2011 (2)                                                                    1,000            1,133
Venezuela (Republic of):
 Eurobond 2.313% 2007 (1)                                                                                    476              365
 9.25% 2027                                                                                                  915              624
Philippines (Republic of):
 9.875% 2019                                                                                                 500              496
 10.625% 2025                                                                                                470              485
Peru (Republic of):
 9.125% 2012                                                                                                 432              424
 Past Due Interest Eurobond 4.50% 2017 (1)                                                                   426              338
Turkey (Republic of) 12.375% 2009                                                                            500              543
                                                                                                                          961,562

DEVELOPMENT AUTHORITIES  -  0.09%
International Bank for Reconstruction & Development, Series MTN, 0% 2031                                  40,000            7,572
Corporacion Andina de Fomento 6.875% 2012                                                                  5,895            6,193
                                                                                                                           13,765

TAXABLE MUNICIPAL OBLIGATIONS  -  0.22%
State of California Dept. of Water Resources, Power Supply Revenue Bonds,
Series 2002-E:
 3.975% 2005                                                                                              10,000           10,128
 4.33% 2006                                                                                                5,000            5,077
Chugach Electric Association, Inc., Series 2001-A, MBIA insured, 6.55% 2011                                7,500            8,464
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds (San Diego                       7,811            8,148
Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009 (2) (10)
                                                                                                                           31,817

Miscellaneous  -  0.14%
Other bonds, notes & preferred stocks in initial period of acquisition                                                     20,179


Equity related securities

Stocks & warrants  -  0.16% (7)
Nextel Communications, Inc., Class A  (2)                                                         765,694 shares            8,844
ZiLOG, Inc. (14)                                                                                       2,555,000            7,282
ZiLOG, Inc. - MOD III Inc., unit  (5) (14)                                                                 2,555            1,369
Wilshire Financial Services Group, Inc. (14)                                                           1,601,967            5,206
Clarent Hospital Corp.  (14)                                                                             309,802              775
Protection One Alarm Monitoring, Inc., warrants, expire 2005  (2)  (5)                                    54,400                2
NTL Inc., warrants, expire 2008  (2)  (5)                                                                 26,362
                                                                                                                           23,478

Miscellaneous  -  0.00%
Other equity securities in initial period of acquisition                                                                      237


Total bonds, notes, preferred stocks & equity related securities (cost: $13,151,172,000)                               13,087,444





Short-term securities

Corporate short-term notes  -  5.52%
Receivables Capital Corp.: (2)
 1.35% due 1/3/2003                                                                                 $     38,800           38,796
 1.32% due 1/17/2003                                                                                       7,000            6,996
Enterprise Funding Corp. 1.36% due 1/21/2003 (2) (9)                                                      35,445           35,417
Kraft Foods Inc.:
 1.30% due 1/27/2003                                                                                      23,500           23,477
 1.30% due 1/28/2003                                                                                       5,000            4,995
 1.30% due 2/4/2003                                                                                       20,000           19,975
 1.32% due 2/26/2003                                                                                      20,800           20,757
Pfizer Inc: (2)
 1.30% due 1/15/2003                                                                                      25,000           24,987
 1.29% due 2/26/2003                                                                                      44,000           43,910
Triple-A One Funding Corp.: (2)
 1.33% due 1/10/2003                                                                                      15,379           15,373
 1.36% due 1/17/2003                                                                                      14,506           14,497
 1.34% due 2/19/2003                                                                                      17,034           17,002
 1.35% due 2/26/2003                                                                                      12,000           11,974
Merck & Co. Inc.:
 1.30% due 1/7/2003                                                                                       38,000           37,990
 1.30%  due 1/31/2003                                                                                     10,500           10,488
Corporate Asset Funding Co. Inc. 1.34% due 1/9/2003 (2)                                                   29,400           29,390
Ciesco LP 1.30% due 1/21/2003                                                                             17,000           16,987
Gannett Co.: (2)
 1.28% due 1/9/2003                                                                                       25,000           24,992
 1.30% due 1/22/2003                                                                                      19,600           19,584
Medtronic Inc. 1.31% due 1/28/2003 (2)                                                                    39,000           38,960
Wells Fargo & Co. 1.31% due 1/24/2003                                                                     33,600           33,571
Schering Corp.:
 1.29% due 2/3/2003                                                                                       12,600           12,585
 1.27% due 2/6/2003 (9)                                                                                   19,700           19,674
Edison Asset Securitization LLC: (2)
 1.34% due 1/22/2003                                                                                       7,000            6,994
 1.34% due 2/24/2003                                                                                      25,000           24,949
American Express Credit Corp.:
 1.36% due 1/14/2003                                                                                      20,000           19,989
 1.29% due 1/30/2003                                                                                      10,800           10,788
Executive Jet Inc. due 1.33% 2/19/2003 (2) (9)                                                            30,091           30,035
American General Finance Corp. 1.50% due 2/3/2003                                                         30,000           29,957
Harley-Davidson Funding Corp.: (2)
 1.30% due 1/15/2003                                                                                      10,000            9,995
 1.29% due 2/12/2003                                                                                      18,000           17,972
FCAR Owner Trust I 1.33% due 1/16/2003 (9)                                                                25,000           24,985
ChevronTexaco Corp. 1.31% due 1/23/2003                                                                   24,800           24,779
Kimberly-Clark Corp. 1.26% due 1/6/2003 (2)                                                               11,200           11,198
Kimberly-Clark Worldwide Inc. 1.27% due 1/17/2003 (2)                                                     11,000           10,993
Scripps (E.W.) Co. 1.58% due 1/8/2003 (2)                                                                 18,000           17,994
Abbott Laboratories Inc.: (2)
 1.50% due 1/7/2003                                                                                       11,500           11,497
 1.30% due 1/23/2003                                                                                       5,700            5,695
Johnson & Johnson 1.30% due 1/7/2003 (2)                                                                  10,000            9,998
Motiva Enterprises LLC 1.30% due 1/13/2003                                                                10,000            9,995
                                                                                                                          800,190

Federal agency discount notes  -  4.95%
Federal Home Loan Bank:
 1.27%-1.455% due 1/2/2003                                                                                29,500           29,498
 1.68% due 1/10/2003 (9)                                                                                  47,000           46,978
 1.692% due 1/15/2003 (9)                                                                                 21,000           20,985
 1.255% due 1/29/2003                                                                                     25,000           24,975
 1.26%-1.43% due 2/5/2003 (9)                                                                             32,951           32,907
 1.24% due 2/7/2003                                                                                       25,000           24,967
 1.245%-1.26% due 2/14/2003 (9)                                                                           74,800           74,683
 1.28% due 2/19/2003                                                                                      17,700           17,669
 1.255% due 2/21/2003                                                                                      5,700            5,690
 1.245% due 2/25/2003                                                                                      5,300            5,290
 1.265% due 3/7/2003                                                                                      25,000           24,943
 1.277% due 3/14/2003                                                                                     25,000           24,937
Freddie Mac:
 1.27% due 1/14/2003                                                                                       6,100            6,097
 1.28% due 1/21/2003 (9)                                                                                  45,400           45,366
 1.26% due 2/4/2003                                                                                        8,700            8,689
 1.285% due 2/11/2003                                                                                     27,300           27,259
 1.28% due 2/12/2003 (9)                                                                                  40,000           39,939
 1.24% due 2/21/2003                                                                                      25,000           24,955
 1.28% due 3/27/2003                                                                                      10,500           10,469
 1.24% due 4/3/2003 (9)                                                                                   56,700           56,518
Fannie Mae:
 1.69% due 1/7/2003 (9)                                                                                   40,000           39,987
 1.26% due 2/14/2003                                                                                      20,000           19,968
 1.29% due 2/25/2003 (9)                                                                                  50,000           49,900
 1.28% due 3/5/2003                                                                                       25,000           24,944
Federal Farm Credit Banks:
 1.68% due 1/13/2003                                                                                       8,823            8,818
 1.265% due 3/5/2003                                                                                      18,400           18,359
 1.265% due 3/6/2003                                                                                       4,000            3,991
                                                                                                                          718,781

Certificates of deposit  -  0.09%
State Street Bank & Trust 1.32% due 2/20/2003                                                             13,000           13,000


Total short-term securities (cost: $1,531,966,000)                                                                      1,531,971


Total investment securities (cost: $14,683,138,000)                                                                    14,619,415
Other assets less liabilities                                                                                            (119,067)

Net assets                                                                                                            $14,500,348

(1)  Coupon rate may change periodically.
(2)  Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3)  Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4)  Step bond; coupon rate will increase at a later date.
(5)  Valued under fair value procedures adopted by authority of the Board of Directors.
(6)  Company not making interest payments;
     bankruptcy proceedings pending.
(7)  Security did not produce income during the last 12 months.
(8)  Purchased as a unit; issue was separated but reattached for reporting purposes.
(9)  This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(10) Pass-through securities backed by a pool of
     mortgages or other loans on which principal payments are
     periodically made.  Therefore, the effective maturities
     are shorter than the stated maturities.
(11) Company did not make principal payment upon scheduled maturity date; reorganization pending.
(12) Index-linked bond whose principal amount moves with a government retail price index.
(13) Scheduled interest payment not made; reorganization pending.
(14) The fund owns 8.54%, 8.82% and 5.07% of the outstanding voting securities of ZiLOG, Inc.,
     Wilshire Financial Services Group, Inc. and Clarent Hospital Corp., respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.


See Notes to Financial Statements




Bond Fund of America
Financial statements

Statement of assets and liabilities
at December 31, 2002
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $14,639,345)                                                        $14,604,783
  Affiliated issuers (cost: $43,793)                                                                   14,632      $14,619,415
 Cash                                                                                                                   10,611
 Receivables for:
  Sales of investments                                                                                 49,301
  Sales of fund's shares                                                                               45,866
  Dividends and interest                                                                              201,209          296,376
                                                                                                                    14,926,402
Liabilities:
 Payables for:
  Purchases of investments                                                                            378,691
  Repurchases of fund's shares                                                                         33,354
  Open forward currency contracts                                                                         904
  Closed forward currency contracts                                                                     4,178
  Investment advisory services                                                                          3,577
  Services provided by affiliates                                                                       5,101
  Deferred Directors' compensation                                                                        189
  Other fees and expenses                                                                                  60          426,054
Net assets at December 31, 2002                                                                                    $14,500,348

Net assets consist of:
 Capital paid in on shares of capital stock                                                                        $15,251,127
 Distributions in excess of net investment income                                                                      (23,316)
 Accumulated net realized loss                                                                                        (665,476)
 Net unrealized depreciation                                                                                           (61,987)
Net assets at December 31, 2002                                                                                    $14,500,348

Total authorized capital stock - 2,500,000 shares, $.001 par value
                                                                                                       Shares  Net asset value
                                                                                   Net assets     outstanding     per share (1)

Class A                                                                           $12,600,382         992,196           $12.70
Class B                                                                               938,628          73,910            12.70
Class C                                                                               554,457          43,660            12.70
Class F                                                                               180,185          14,188            12.70
Class 529-A                                                                            50,164           3,950            12.70
Class 529-B                                                                            16,660           1,312            12.70
Class 529-C                                                                            27,864           2,194            12.70
Class 529-E                                                                             3,471             273            12.70
Class 529-F                                                                               164              13            12.70
Class R-1                                                                                 832              66            12.70
Class R-2                                                                              20,881           1,644            12.70
Class R-3                                                                              18,158           1,430            12.70
Class R-4                                                                              10,713             844            12.70
Class R-5                                                                              77,789           6,125            12.70

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $13.19 for each.

See Notes to Financial Statements



Statement of operations
for the year ended December 31, 2002
(dollars in thousands)

Investment income:
 Income:
  Interest                                                                                           $947,401
  Dividends                                                                                            14,515         $961,916

 Fees and expenses:
  Investment advisory services                                                                         40,506
  Distribution services                                                                                41,293
  Transfer agent services                                                                              15,669
  Administrative services                                                                               1,320
  Reports to shareholders                                                                                 712
  Registration statement and prospectus                                                                   921
  Postage, stationery and supplies                                                                      1,695
  Directors' compensation                                                                                  68
  Auditing and legal                                                                                       94
  Custodian                                                                                               672
  State and local taxes                                                                                   143
  Other                                                                                                     3
  Total expenses before reimbursement                                                                 103,096
   Reimbursement of expenses                                                                               14          103,082
 Net investment income                                                                                                 858,834

Net realized loss and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized loss on:
  Investments                                                                                        (443,923)
  Non-U.S. currency transactions                                                                      (16,418)        (460,341)
 Net unrealized appreciation on:
  Investments                                                                                         401,587
  Non-U.S. currency translations                                                                        2,116          403,703
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                                                                               (56,638)
Net increase in net assets resulting
 from operations                                                                                                      $802,196







Statement of changes in net assets
(dollars in thousands)


Year ended December 31
                                                                                                         2002             2001
Operations:
 Net investment income                                                                               $858,834         $768,969
 Net realized loss on investments and
  non-U.S. currency transactions                                                                     (460,341)        (125,097)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                                   403,703           66,291
  Net increase in net assets
   resulting from operations                                                                          802,196          710,163

Dividends paid to shareholders from net investment income                                            (863,912)        (739,198)

Capital share transactions                                                                          2,604,167        2,532,478

Total increase in net assets                                                                        2,542,451        2,503,443

Net assets:
 Beginning of year                                                                                 11,957,897        9,454,454
 End of year (including
  distributions in excess of
  net investment income: $23,316 and $7,454,
  respectively)                                                                                   $14,500,348      $11,957,897



See Notes to Financial Statements

Notes to financial statements


1. Organization and significant accounting policies

Organization - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge   Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to zero        Classes B and 529-B
                                               for redemptions within          convert to classes A and
                                               six years of purchase           529-A,respectively, after
                                                                               eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None           1% for redemptions within       Class C converts to
                                                one year of purchase           Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None           1% for redemptions within              None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders -Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2. Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of December 31, 2002, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $14,782,187,000.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains
                                                                                                                 $148
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2002 through December 31, 2002                                                                                (2,241)
Short-term and long-term capital loss deferrals                                                             (582,545)
Gross unrealized appreciation on investment securities                                                        742,903
Gross unrealized depreciation on investment securities                                                      (905,675)



Short-term and long-term capital loss deferrals above include capital loss carryforwards of $24,538,000, $42,420,000, $57,575,000 and $254,538,000 expiring in 2007, 2008, 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $203,474,000, that were realized during the period November 1, 2002 through December 31, 2002.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended December 31, 2002

                                   Distributions from ordinary income

                                Net investment income     Short-term        Distributions from long-term                  Total
Share class                        and currency gains  capital gains                       capital gains     distributions paid
Class A                                     $ 786,683              -                                   -              $ 786,683
Class B                                        40,937              -                                   -                 40,937
Class C                                        22,056              -                                   -                 22,056
Class F                                         8,650              -                                   -                  8,650
Class 529-A(1)                                  1,373              -                                   -                  1,373
Class 529-B(1)                                    390              -                                   -                    390
Class 529-C(1)                                    660              -                                   -                    660
Class 529-E(1)                                     70              -                                   -                     70
Class 529-F(1)                                      1              -                                   -                      1
Class R-1(2)                                        9              -                                   -                      9
Class R-2(2)                                      214              -                                   -                    214
Class R-3(2)                                      191              -                                   -                    191
Class R-4(2)                                       97              -                                   -                     97
Class R-5(2)                                    2,581              -                                   -                  2,581
Total                                       $ 863,912              -                                   -              $ 863,912

Year ended December 31, 2001
                                  Distributions from ordinary income

                               Net investment income     Short-term        Distributions from long-term                  Total
Share class                        and currency gains  capital gains                       capital gains     distributions paid
Class A                                     $ 718,108              -                                   -              $ 718,108
Class B                                        15,528              -                                   -                 15,528
Class C(3)                                      3,716              -                                   -                  3,716
Class F(3)                                      1,846              -                                   -                  1,846
Total                                       $ 739,198              -                                   -              $ 739,198

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(3) Class C and F shares were offered beginning March 15, 2001.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on an annual rate of 2.25% on the first $8,333,333 of the fund's monthly gross investment income and 2.00% on such income in excess of $8,333,333. For the year ended December 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.307% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $12,491,000 for Class A. There were no unreimbursed expenses which remain subject to reimbursement for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended December 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $29,650          $14,714        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            7,108            955          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C           3,915           Included            $853
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F            336            Included            264
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           32            Included             58
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           71            Included             22
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C          121            Included             36
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           6             Included              3
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-F           -*            Included              -*
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-1            2             Included              2
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-2            31            Included             25
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-3            17            Included             13
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-4            4             Included              4
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-5      Not applicable      Included             40
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     Total           $41,293          $15,669            $1,320
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended December 31, 2002

Share class                       Sales(1)        Sales(1)           Reinvestments of dividends
                                   Amount           Shares               Amount          Shares
Class A                       $ 4,275,824          342,033            $ 651,356          52,134
Class B                           549,413           43,871               31,518           2,528
Class C                           458,783           36,606               16,938           1,360
Class F                           229,900           18,412                6,607             530
Class 529-A(2)                     49,464            3,961                1,370             110
Class 529-B(2)                     16,313            1,307                  389              32
Class 529-C(2)                     27,376            2,192                  659              53
Class 529-E(2)                      3,348              269                   70               5
Class 529-F(2)                        160               13                    1              -*
Class R-1(3)                          829               67                    9               1
Class R-2(3)                       22,198            1,802                  212              17
Class R-3(3)                       20,692            1,675                  191              15
Class R-4(3)                       10,791              883                   97               8
Class R-5(3)                       85,786            6,891                1,500             122
Total net increase
   (decrease) in fund         $ 5,750,877          459,982            $ 710,917          56,915


Year ended December 31, 2001

Share class                       Sales(1)        Sales(1)           Reinvestments of dividends
                                   Amount           Shares               Amount          Shares
Class A                       $ 3,848,566          297,309            $ 582,309          45,082
Class B                           409,659           31,665               11,772             913
Class C(4)                        218,877           16,943                2,915             226
Class F(4)                         98,077            7,589                1,349             105
Total net increase
   (decrease) in fund         $ 4,575,179          353,506            $ 598,345          46,326


Year ended December 31, 2002

Share class                                Repurchases(1)                    Net increase
                                     Amount            Shares            Amount         Shares
Class A                        $ (3,478,409)         (279,194)      $ 1,448,771        114,973
Class B                            (115,299)           (9,277)          465,632         37,122
Class C                            (111,519)           (8,994)          364,202         28,972
Class F                            (132,996)          (10,729)          103,511          8,213
Class 529-A(2)                       (1,501)             (121)           49,333          3,950
Class 529-B(2)                         (330)              (27)           16,372          1,312
Class 529-C(2)                         (638)              (51)           27,397          2,194
Class 529-E(2)                          (16)               (1)            3,402            273
Class 529-F(2)                           (1)               -*               160             13
Class R-1(3)                            (25)               (2)              813             66
Class R-2(3)                         (2,162)             (175)           20,248          1,644
Class R-3(3)                         (3,212)             (260)           17,670          1,430
Class R-4(3)                           (585)              (47)           10,304            844
Class R-5(3)                        (10,934)             (888)           76,352          6,125
Total net increase
   (decrease) in fund          $ (3,857,627)         (309,766)      $ 2,604,167        207,131


Year ended December 31, 2001

Share class                                Repurchases(1)                    Net increase
                                     Amount            Shares            Amount         Shares
Class A                        $ (2,551,817)         (197,331)      $ 1,879,058        145,060
Class B                             (35,003)           (2,710)          386,428         29,868
Class C(4)                          (32,026)           (2,481)          189,766         14,688
Class F(4)                          (22,200)           (1,719)           77,226          5,975
Total net increase
   (decrease) in fund          $ (2,641,046)         (204,241)      $ 2,532,478        195,591


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.



6. Forward currency contracts

As of December 31, 2002, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                 Contract amount                  U.S. valuations at December 31, 2002
                                             Non-U.S.          U.S.            Amount                Unrealized (depreciation)
Non-U.S. currency contracts                   (000)           (000)            (000)                        (000)

Euros expiring 1/17 to 3/11/2003             Euro 15,801       $15,650         $16,554                      $(904)

7. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2002, the total value of restricted securities was $2,395,532,000, which represents 16.52% of the net assets of the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,087,650,000 and $6,038,653,000, respectively, during the year ended December 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2002, the custodian fee of $672,000 includes $102,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)
                                                                          Income from investment operations(2)
                                                                                              Net
                                             Net asset                              (losses)gains
                                                value,                  Net         on securities           Total from
                                             beginning           investment        (both realized           investment
                                             of period               income        and unrealized)          operations
Class A:
 Year ended 12/31/2002                          $12.79                 $.82                 $(.08)                $.74
 Year ended 12/31/2001                           12.79                  .93                  (.03)                 .90
 Year ended 12/31/2000                           12.98                  .94                  (.17)                 .77
 Year ended 12/31/1999                           13.61                  .93                  (.63)                 .30
 Year ended 12/31/1998                           14.00                  .94                  (.24)                 .70
Class B:
 Year ended 12/31/2002                           12.79                  .72                  (.08)                 .64
 Year ended 12/31/2001                           12.79                  .83                  (.03)                 .80
 Period from 3/15/2000 to 12/31/2000             12.92                  .62                  (.08)                 .54
Class C:
 Year ended 12/31/2002                           12.79                  .71                  (.08)                 .63
 Period from 3/15/2001 to 12/31/2001             13.05                  .63                  (.27)                 .36
Class F:
 Year ended 12/31/2002                           12.79                  .81                  (.08)                 .73
 Period from 3/15/2001 to 12/31/2001             13.05                  .70                  (.27)                 .43
Class 529-A:
 Period from 2/15/2002 to 12/31/2002             12.76                  .69                  (.04)                 .65
Class 529-B:
 Period from 2/15/2002 to 12/31/2002             12.76                  .60                  (.04)                 .56
Class 529-C:
 Period from 2/19/2002 to 12/31/2002             12.73                  .60                  (.02)                 .58
Class 529-E:
 Period from 3/7/2002 to 12/31/2002              12.70                  .61                   .02                  .63
Class 529-F:
 Period from 9/26/2002 to 12/31/2002             12.31                  .19                   .40                  .59
Class R-1:
 Period from 6/11/2002 to 12/31/2002             12.65                  .38                   .06                  .44
Class R-2:
 Period from 5/31/2002 to 12/31/2002             12.72                  .40                  (.01)                 .39
Class R-3:
 Period from 6/4/2002 to 12/31/2002              12.73                  .42                  (.02)                 .40
Class R-4:
 Period from 5/20/2002 to 12/31/2002             12.67                  .47                   .04                  .51
Class R-5:
 Period from 5/15/2002 to 12/31/2002             12.66                  .52                   .05                  .57


                                                         Dividends and distributions

                                              Dividends
                                              (from net          Distributions               Total
                                             investment          (from capital       dividends and
                                                 income)                 gains)      distributions
Class A:
 Year ended 12/31/2002                            $(.83)                   $ -               $(.83)
 Year ended 12/31/2001                             (.90)                     -                (.90)
 Year ended 12/31/2000                             (.96)                     -                (.96)
 Year ended 12/31/1999                             (.93)                     -                (.93)
 Year ended 12/31/1998                             (.95)                  (.14)              (1.09)
Class B:
 Year ended 12/31/2002                             (.73)                     -                (.73)
 Year ended 12/31/2001                             (.80)                     -                (.80)
 Period from 3/15/2000 to 12/31/2000               (.67)                     -                (.67)
Class C:
 Year ended 12/31/2002                             (.72)                     -                (.72)
 Period from 3/15/2001 to 12/31/2001               (.62)                     -                (.62)
Class F:
 Year ended 12/31/2002                             (.82)                     -                (.82)
 Period from 3/15/2001 to 12/31/2001               (.69)                     -                (.69)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002               (.71)                     -                (.71)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002               (.62)                     -                (.62)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002               (.61)                     -                (.61)
Class 529-E:
 Period from 3/7/2002 to 12/31/2002                (.63)                     -                (.63)
Class 529-F:
 Period from 9/26/2002 to 12/31/2002               (.20)                     -                (.20)
Class R-1:
 Period from 6/11/2002 to 12/31/2002               (.39)                     -                (.39)
Class R-2:
 Period from 5/31/2002 to 12/31/2002               (.41)                     -                (.41)
Class R-3:
 Period from 6/4/2002 to 12/31/2002                (.43)                     -                (.43)
Class R-4:
 Period from 5/20/2002 to 12/31/2002               (.48)                     -                (.48)
Class R-5:
 Period from 5/15/2002 to 12/31/2002               (.53)                     -                (.53)

                                                                                       Ratio of           Ratio of
                                               Net asset               Net assets,     expenses         net income
                                              value, end     Total   end of period   to average         to average
                                               of period  return(3)   (in millions)  net assets         net assets
Class A:
 Year ended 12/31/2002                            $12.70     6.11%         $12,600         .71%              6.59%
 Year ended 12/31/2001                             12.79      7.15          11,223          .71               7.17
 Year ended 12/31/2000                             12.79      6.19           9,366          .72               7.35
 Year ended 12/31/1999                             12.98      2.29           9,477          .69               6.96
 Year ended 12/31/1998                             13.61      5.17           9,541          .66               6.94
Class B:
 Year ended 12/31/2002                             12.70      5.28             939         1.47               5.77
 Year ended 12/31/2001                             12.79      6.37             471         1.45               6.30
 Period from 3/15/2000 to 12/31/2000               12.79      4.33              88         1.42(5)            6.65(5)
Class C:
 Year ended 12/31/2002                             12.70      5.20             554         1.55               5.66
 Period from 3/15/2001 to 12/31/2001               12.79      2.83             188         1.57(5)            6.25(5)
Class F:
 Year ended 12/31/2002                             12.70      6.04             180          .77               6.44
 Period from 3/15/2001 to 12/31/2001               12.79      3.35              76          .79(5)            7.03(5)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002               12.70      5.33              50          .75(5)            6.46(5)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002               12.70      4.55              17         1.64(5)            5.57(5)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002               12.70      4.75              28         1.63(5)            5.58(5)
Class 529-E:
 Period from 3/7/2002 to 12/31/2002                12.70      5.14               3         1.13(5)            6.06(5)
Class 529-F:
 Period from 9/26/2002 to 12/31/2002               12.70      4.81            - (4)         .30               1.51
Class R-1:
 Period from 6/11/2002 to 12/31/2002               12.70      3.59               1         1.52(5)(6)         5.55(5)
Class R-2:
 Period from 5/31/2002 to 12/31/2002               12.70      3.23              21         1.48(5)(6)         5.56(5)
Class R-3:
 Period from 6/4/2002 to 12/31/2002                12.70      3.31              18         1.10(5)(6)         5.95(5)
Class R-4:
 Period from 5/20/2002 to 12/31/2002               12.70      4.21              11          .74(5)(6)         6.20(5)
Class R-5:
 Period from 5/15/2002 to 12/31/2002               12.70      4.66              78          .42(5)            6.75(5)

Year ended December 31
                                                                       2002    2001    2000      1999    1998

Portfolio turnover rate for all classes of shares                       50%     64%     62%       47%     66%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.53%, 1.67%, 1.20% and .77% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.



Independent auditors' report

To the Board of Directors and Shareholders of The Bond Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 3, 2002



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1%/ of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2003 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




Other share class results (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended December 31, 2002:
                                                                                                1 YEAR         LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only if
     shares are sold within six years of purchase                                              +0.32%            +4.43%/1/
Not reflecting CDSC                                                                            +5.28%            +5.72%/1/

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                            +4.20%            +4.47%/2/
Not reflecting CDSC                                                                            +5.20%            +4.47%/2/

CLASS F SHARES/3/
Not reflecting annual asset-based fee charged by sponsoring firm                               +6.04%            +5.23%/2/

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                              --            +1.36%/4/
Not reflecting maximum sales charge                                                                --            +5.33%/4/

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                          --            -0.42%/4/
Not reflecting CDSC                                                                                --            +4.55%/4/

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                                   --            +3.75%/5/
Not reflecting CDSC                                                                                --            +4.75%/5/

CLASS 529-E SHARES/3/
Total return                                                                                       --            +5.14%/6/

CLASS 529-F SHARES
Results for Class 529-F shares are not shown because of the brief time between their initial sales and the end of the period.

/1/ Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/ Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.
/3/ These shares are sold without any initial or contingent deferred sales charge.
/4/ Total return from February 15, 2002, when Class 529-A and Class 529-B shares were first sold.
/5/ Total return from February 19, 2002, when Class 529-C shares were first sold.
/6/ Total return from March 7, 2002, when Class 529-E shares were first sold.

BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                              ELECTED A
                                             DIRECTOR OF
NAME AND AGE                                  THE FUND/1/     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 68                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 69                       1974          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Diane C. Creel, 54                              1994          President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1989          Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994          President and CEO, Fuller Consulting (financial  management consulting firm)

Richard G. Newman, 68                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional services)

Frank M. Sanchez, 59                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)

                                             NUMBER OF
                                          BOARDS WITHIN THE
                                           FUND COMPLEX
                                              ON WHICH
NAME AND AGE                              DIRECTOR SERVES/2/  OTHER DIRECTORSHIPS/3/ HELD BY DIRECTOR

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 68

H. Frederick Christie, 69                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 54                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16           None

Leonard R. Fuller, 56                            14           None

Richard G. Newman, 68                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 59                             12           None

"INTERESTED" DIRECTORS/4/

                                             YEAR FIRST
                                             ELECTED A          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                            DIRECTOR OR OFFICER    AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                          OF THE FUND/1/      PRINCIPAL UNDERWRITER OF THE FUND

Paul G. Haaga, Jr., 54                          1985            Executive Vice President and Director,
Chairman of the Board                                           Capital Research and Management Company;
                                                                Director, American Funds Distributors, Inc./5/

Abner D. Goldstine, 73                          1974            Senior Vice President and Director, Capital
President and Principal                                         Research and Management Company
Executive Officer

Don R. Conlan, 67                               1996            President (retired), The Capital Group Companies, Inc./5/

"INTERESTED" DIRECTORS4

                                             NUMBER OF
                                          BOARDS WITHIN THE
                                           FUND COMPLEX
NAME, AGE AND                                 ON WHICH
POSITION WITH FUND                        DIRECTOR SERVES/2/      OTHER DIRECTORSHIPS/3/ HELD BY DIRECTOR

Paul G. Haaga, Jr., 54                           17             None
Chairman of the Board

Abner D. Goldstine, 73                           12             None
President and Principal
Executive Officer

Don R. Conlan, 67                                 7             None

OTHER OFFICERS
                                             YEAR FIRST
                                             ELECTED AN         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                OFFICER OF         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                            THE FUND/1/       PRINCIPAL UNDERWRITER OF THE FUND

David C. Barclay, 46                            1997            Senior Vice President and Director, Capital
Senior Vice President                                           Research and Management Company

Mark R. Macdonald, 43                           2001            Senior Vice President, Capital Research and
Senior Vice President                                           Management Company

John H. Smet, 46                                1994            Senior Vice President, Capital Research and
Senior Vice President                                           Management Company

Michael J. Downer, 48                           1994            Vice President and Secretary, Capital Research and
Vice President                                                  Management Company; Secretary, American Funds Distributors, Inc.;/5/
                                                                Director, Capital Bank and Trust Company/5/

Julie F. Williams, 54                           1982            Vice President--Fund Business Management
Secretary                                                       Group, Capital Research and Management Company

Susi M. Silverman, 32                           2001            Vice President--Fund Business Management
Treasurer                                                       Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994            Assistant Vice President--Fund Business
Assistant Secretary                                             Management Group, Capital Research and
                                                                Management Company

Anthony W. Hynes, Jr., 40                       1993            Vice President--Fund Business Management
Assistant Treasurer                                             Group, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

/1/ Directors and officers of the fund serve until their resignation, removal or retirement.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts;
and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/ Company affiliated with Capital Research and Management Company.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.06%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDE THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   Nearly 70% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. BFA-011-0203
Litho in USA BG/L/6098

Printed on recycled paper